Exhibit 10.4

MASTER LEASE

THIS MASTER LEASE (this “Lease”) made and entered into this 13th day of May, 2015, by and between CRETE PLUS FIVE PROPERTY, L.L.C., a Delaware limited liability company, IOWA LINCOLN COUNTY PROPERTY, L.L.C., a Delaware limited liability company, MUSCATINE TOLEDO PROPERTIES, L.L.C., a Delaware limited liability company, and AVERY STREET PROPERTY, L.L.C., a Delaware limited liability company (hereinafter along with any other lessors as may be added to this Lease from time to time collectively referred to as “Lessor”), and IANE PROPERTIES I, LLC, a Florida limited liability company, and IANE PROPERTIES II, LLC, a Florida limited liability company (hereinafter along with any other lessees as may be added to this Lease from time to time collectively referred to as “Lessee”).

W I T N E S S E T H:

WHEREAS, CRETE PLUS FIVE PROPERTY, L.L.C., a Delaware limited liability company (the “Purchaser”) currently has entered into a Purchase and Sale Agreement dated May 13, 2015 (the “Purchase Agreement”) with SMV Fremont LLC, a Delaware limited liability company, SMV Crete LLC, a Delaware limited liability company, SMV Kenesaw LLC, a Delaware limited liability company, SMV Pawnee City LLC, a Delaware limited liability company”, SMV Pierce LLC, a Delaware limited liability company , and SMV West Point LLC, a Delaware limited liability company (collectively, as Seller thereunder), to purchase the Crete Plus Five Land and the Crete Plus Five Facilities, both as defined in Schedule A attached hereto and made a part hereof;

WHEREAS, concurrently with the acquisition of the Crete Plus Five Land and the Create Plus Five Facilities, Purchase will also acquire the Personal Property (as hereinafter defined) to be used in or about the Crete Plus Five Facilities (the “Crete Plus Five Personal Property” and, together with the Create Plus Five Land and the Crete Plus Five Facilities, the “Crete Plus Five Leased Property”) from SSC Crete Operating Company LLC, SSC Pawnee City Operating Company LLC, SSC Fremont Operating Company LLC, SSC West Point Operating Company LLC, SSC Pierce Operating Company LLC, and SSC Kenesaw Operating Company LLC, the existing operators of the Crete Facilities;

WHEREAS, contemporaneously with the purchase and sale of the Crete Plus Five Facilities and the Crete Plus Five Personal Property, Lessor desires to lease the Crete Plus Five Leased Property to Lessee and Lessee desires to lease the Leased Property from Lessor;

WHEREAS, pursuant to Lease 1, Lease 2 and Lease 3 (all as defined on Exhibit D attached hereto and made a part hereof), certain of the Lessors lease to certain of the Lessees and certain of the Lessees lease from certain of the Lessors certain of the Leased Property, as more fully described in such Lease 1, Lease 2 and Lease 3, respectively; and

WHEREAS, Trillium Healthcare Group, LLC, a Florida limited liability company, Fairway Healthcare Properties, LLC, a Florida limited liability company, Trillium Healthcare Consulting, LLC, a Florida limited liability company, Rich Mason, Christine Mason, Shayne Bench, Shari Bench, and Sublessees (collectively, “Guarantors” and, individually, a “Guarantor”) will execute and deliver to Lessor that certain Unconditional Guaranty of Lease (the “Lease Guaranty”) dated of even date herewith, guarantying the performance of all of the obligations of Lessee under this Lease, such Lease Guaranty to amend, restate and consolidate any existing guarantees of Lease 1, Lease 2 and Lease 3; and

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WHEREAS, Lessee hereby acknowledges and agrees that Lessor, as consideration and inducement for Lessor agreeing to enter into the Purchase Agreement and to leasing the Crete Plus Five Leased Property to Lessee upon the acquisition thereof, requires that Lease 1, Lease 2 and Lease 3 (all as defined on Exhibit D attached hereto and made a part hereof) be amended, restated and consolidated together into this Lease.

WHEREAS, the parties hereto have agreed to the terms and conditions of this Lease.

NOW THEREFORE, it is agreed that the use and occupancy of the Demised Premises, and the use of the Personal Property shall be subject to and in accordance with the terms, conditions and provisions of this Lease.

ARTICLE 1 - DEFINITIONS

1.1       The terms defined in this Article shall, for all purposes of this Lease and all agreements supplemental hereto, have the meaning herein specified.

(1)       “Additional Rent” shall have the meaning ascribed to such term in Section 4.4 of this Lease.

(2)       “Base Rent” shall have the meaning ascribed to such term in Section 4.1 of this Lease.

(3)       “Closing Costs” shall mean any and all costs incurred by any Lessor and/or any Lessee, in connection with any Lessor’s investigation and acquisition of any Leased Property pursuant to any agreement to acquire Leased Property that is subject to this Lease upon acquisition, including, without limitation, costs, fees and expenses relating to or incurred for broker fees, surveys, appraisals, reimbursement review, market studies, compliance reviews, environmental studies and investigations, engineering reports, title insurance, UCC searches, regulatory approval, CHOW and attorneys’ fees.

(4)       “Default Rate” shall have the meaning ascribed to such term in Section 10.1 of this Lease.

(5)       “Demised Premises” shall mean (i) collectively, the Land, the Facilities, any other improvements now or hereafter located on the Land, and all easements, tenements, hereditaments and appurtenances thereto and (ii) individually as to any one Facility, the Land, the Facility, any other improvements now or hereafter located on the Land, and all easements, tenements, hereditaments and appurtenances to such Facility.

(6)       “Facilities” shall mean, collectively, the Creston Facility, the North Platte SNF Facility, the North Platte ALF Facility, the Onawa SNF Facility, the Onawa ALF Facility, the Rock Rapids SNF Facility, the Rock Rapids Facility, the Rockwell City Facility, the Shenandoah Facility, the New Hampton Facility, the Muscatine Facility, the Toledo Facility, the Pensacola Facility and any other facilities as may be added to this Lease from time to time, including, without limitation, the Arbor Facility, the Haven Facility, the Pierce Facility, the Pawnee Facility, the Crete Facility, the West Point Facility immediately upon the acquisition thereof pursuant to the Purchase Agreement, all such Facilities noted in this definition having the meaning ascribed to such terms in Schedule A attached to this Lease.

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(7)       “Facility Property” shall mean any one Facility and the Land on which such Facility is located.

(8)       “Land” shall mean, collectively, the Creston Land, the North Platte SNF Land, the North Platte ALF Land, the Onawa SNF Land, the Onawa ALF Land, the Rock Rapids SNF Land, the Rock Rapids Land, the Rockwell City Land, the Shenandoah Land, the New Hampton Land, the Muscatine Land, the Toledo Land, the Pensacola Land and any other land as may be added to this Lease from time to time, including, without limitation, the Arbor Land, the Haven Land, the Pierce Land, the Pawnee Land, the Crete Land, the West Point Land immediately upon the acquisition thereof pursuant to the Purchase Agreement, all such Land noted in this definition having the meaning ascribed to such terms in Schedule A attached to this Lease.

(9)       “Lease Year” shall mean a twelve (12) month period commencing on the Commencement Date as hereafter defined, and on each anniversary of the Commencement Date thereafter, except that if the Commencement Date is other than the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the date twelve (12) months after the last day of the calendar month in which the Commencement Date occurs, and each subsequent Lease Year shall be the period of twelve (12) months following the last day of the prior Lease Year.

(10)     “Leased Property” shall mean, collectively, the Demised Premises and the Personal Property.

(11)     “Lessor Party” and “Lessor Parties” shall have the meaning ascribed to such terms in Section 25.1 of this Lease.

(12)     “Purchase Agreement” shall have the meaning ascribed to such term in the Recitals hereto.

(13)     “Personal Property” shall have the meaning ascribed to such term in Exhibit B of this Lease.

(14)     “Mortgage/Underlying Lease” shall have the meaning ascribed to such term in Section 26.1 of this Lease.

(15)     “Mortgagee/Underlying Lessor” shall have the meaning ascribed to such term in Section 26.1 of this Lease.

(16)     “Rent” shall have the meaning ascribed to such term in Section 4.1 of this Lease.

(17)     “Sublessees” shall mean the following entities, each being an affiliate of Lessee: Premier Estates of Fremont, LLC, a Florida limited liability company, and Premier Estates of Crete, LLC, a Florida limited liability company, Premier Estates of Kenesaw, LLC, a Florida limited liability company, Premier Estates of Pawnee, LLC, a Florida limited liability company, Premier Estates of Pierce, LLC, a Florida limited liability company, Premier Estates of West Point, LLC, a Florida limited liability company, North Platte Care Center, LLC, a Florida limited liability company, North Platte PE, LLC, a Florida limited liability company, Sunny Knoll Care Center, LLC, a Florida limited liability company, Elmwood Care Center, LLC, a Florida limited liability company, Elmwood PE, LLC, a Florida limited liability company, Crest Haven Care Center, LLC, a Florida limited liability company, Rock Rapids Care Center, LLC, a Florida limited liability company, Rock Rapids PE, LLC, a Florida limited liability company, Fair Oaks RCF, LLC, a Florida limited liability company, and New Hampton Care Center, LLC, a Florida limited liability company, Premier Estates of Muscatine, LLC a Florida limited liability company, Premier Estates of Toledo, LLC, a Florida limited liability company, Rehabilitation Center at Park Place, LLC, a Florida limited liability company, and any other sublessees as may be added to this Lease from time to time .

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(18)     “Term” shall have the meaning ascribed to such term in Article 3 of this Lease.

(19)     All other terms shall be as defined in the other sections of this Lease.

ARTICLE 2 - DEMISED PREMISES AND PERSONAL PROPERTY

2.1       Lessor, for and in consideration of the Rent to be paid and the other covenants and agreements hereinafter reserved, mentioned and contained to be kept and performed by Lessee and its successors and assigns, does hereby lease unto Lessee the Leased Property for the Term, for use and operation therein and thereon of Medicaid and Medicare certified skilled and intermediate care nursing home facilities, in full compliance with all the rules and regulations and minimum standards applicable thereto, as prescribed by the State of Nebraska and such other governmental authorities having jurisdiction thereof, each Facility Property having no less than the number of licensed Medicare and Medicaid certified beds as set forth in the first recital of this Lease for such Facilities, and for any other purpose authorized by Lessor in writing and for no other purpose.

2.2       This Lease constitutes one indivisible lease of the entire Leased Property. The Leased Property constitutes one economic unit and the Base Rent and all other provisions have been negotiated and agreed to based on a lease of all of the Leased Property as a single, composite, inseparable transaction. This Lease would not have been made on these terms if it was not a single indivisible lease. Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease shall apply equally and uniformly to all the Leased Property as one unit and any Event of Default under this Lease is an Event of Default as to the entire Leased Property. The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single indivisible lease of all the Leased Property, and in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under the Bankruptcy Code, this is one indivisible and nonseverable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Leased Property covered hereby. The parties agree that the existence of more than one Lessor under this Lease does not affect the indivisible, nonseverable nature of this Lease. The parties may amend this Lease from time to time to include one or more additional Facilities as part of the Leased Property and such future addition to the Leased Property shall not in any way change the indivisible and nonseverable nature of this Lease and all of the foregoing provisions shall continue to apply in full force.

ARTICLE 3 - TERM OF LEASE

3.1       Except as expressly provided below, the term of this Lease shall be for a period of twelve (12) years and nineteen (19) days commencing on the date hereof (the “Commencement Date”), and shall expire on May 31, 2027 (the “Initial Term”), unless terminated earlier as provided for herein.

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3.2       Lessee shall have and is hereby granted the right and option to extend the Initial Term of this Lease for an extended term (the “First Extended Term”) of ten (10) Lease Years upon and subject to all the terms, provisions and conditions hereof, except that Base Rent, as hereinafter defined, payable with respect to each Lease Year of the First Extended Term shall be the amount set forth in Section 4.1. The first Lease Year of the First Extended Term shall commence upon the day next following the expiration of the Initial Term.

The option granted pursuant to this Section 3.2 may be exercised only if Lessee is not in default under this Lease at the time of exercise and at the time of expiration of the Initial Term, and, further, only if there is not at either time an event or occurrence which with the passage of time or giving of notice, or both, would constitute a default hereunder, and said option shall be exercised by Lessee giving to Lessor written notice of Lessee’s election so to do not less than twenty-four (24) full calendar months prior to the date of expiration of the Initial Term.

3.3       Lessee shall have and is hereby granted the right and option to extend the First Extended Term of this Lease for an extended term (the “Second Extended Term”) of ten (10) Lease Years upon and subject to all the terms, provisions and conditions hereof, except that Base Rent, as hereinafter defined, payable with respect to each Lease Year of the Second Extended Term shall be the amount set forth in Section 4.1. The first Lease Year of the Second Extended Term shall commence upon the day next following the expiration of the First Extended Term.

The options granted pursuant to Sections 3.2 and 3.3 may be exercised only if Lessee is not in default under this Lease at the time of exercise and at the time of expiration of the First Extended Term, and, further, only if there is not at either time an event or occurrence which with the passage of time or giving of notice, or both, would constitute a default hereunder, and said option shall be exercised by Lessee giving to Lessor written notice of Lessee’s election so to do not less than twenty-four (24) full calendar months prior to the date of expiration of the First Extended Term.

The Initial Term, as it may be extended by the First Extended Term and, as it may be extended by the Second Extended Term, is hereinafter collectively known as the “Term”.

3.4       It is anticipated that the closing of the purchase of the Crete Plus Five Leased Property by Lessor from Seller will occur on or before July 1, 2015. Lessee hereby agrees that the obligations of this Lease with respect to the Crete Plus Five Leased Property, the obligations of Lessor and the rights of Lessee to lease the Crete Plus Five Leased Property pursuant to this Lease shall commence concurrently with the applicable Lessor’s acquisition of the Crete Plus Five Leased Property, but each of Lessor and Lessee acknowledge and agree that, except as otherwise expressly provided in this Section 3.4, such obligations are subject to and conditioned upon the purchase of the Crete Plus Five Leased Property by the applicable Lessor. In no event shall the provisions of this Lease be effective as to the Crete Plus Five Leased Property prior to the time the applicable Lessor closes on the purchase of the Crete Plus Five Leased Property; provided, however, in the event that the applicable Lessor terminates the Purchase Agreement based on the condition of the Crete Plus Five Leased Property or the results of its due diligence investigations or otherwise, Lessee shall pay any Closing Costs incurred by Lessor not recovered by Lessor from the seller under the Purchase Agreement.

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ARTICLE 4 - BASE RENT

4.1       Lessee shall pay to Lessor a monthly rental (“Base Rent”) for the Demised Premises and the Personal Property over and above all other and additional payments to be made by Lessee as provided in this Lease, in the amount set forth on Exhibit C attached hereto and made a part hereof. The payment of monthly Base Rent and Additional Rent (together with all tax and insurance deposits required pursuant to Section 7.1) shall be due and payable in advance on the first day of each calendar month during the Term. Unless otherwise notified in writing, all payments of Rent shall be sent by wire directly to such account as Lessor has previously or may in the future designate in writing from time to time. Base Rent and Additional Rent shall be referred to herein as “Rent.” The parties hereto acknowledge and agree that the Rent payable for May 2015 and prior periods are subject to payment as provided under the terms of Lease 1, Lease 2 and Lease 3, as applicable, and that the Base Rent schedule attached hereto as Exhibit C will commence on June 1, 2016.

4.2       The parties agree that the Base Rent that will be attributable collectively to the Crete Plus Five Leased Property is based on the parties’ assumption that Lessor shall purchase same pursuant to the Purchase Agreement for an aggregate purchase price of Fifteen Million and 00/100 Dollars ($15,000,000.00) plus any Closing Costs incurred by the applicable Lessor in connection therewith (collectively, the “Purchase Price”). The parties agree that the Base Rent due and payable under this Lease shall be increased immediately upon the closing of the acquisition of the Crete Plus Five Leased Property in an initial annualized amount equal to Nine Percent (9.0%) of the Purchase Price, such amount to increase at the commencement of each Lease Year by an amount equal to the same percentage that Base Rent payable hereunder would have increased had the Crete Plus Five Lease Property not been acquired. Immediately prior to the closing of the Crete Plus Five Leased Property purchase and sale, Lessor shall deliver to Lessee a written statement setting forth the amount of the Purchase Price, including the amount of Closing Costs, and the amount of the adjusted Base Rent for the duration of the first Lease Year, which statement shall, without further action by Lessee, establish the Base Rent until the first adjustment date. In the event that the final total amount of the Purchase Price cannot be determined as of the date the Crete Plus Five Leased Property is acquired and subject to this Lease, the Base Rent shall be adjusted as of the date such final total Purchase Price is finally determined by Lessor, and Lessee shall immediately pay Lessor an amount equal to the difference between the Base Rent as of the date the Crete Plus Five Leased Property is acquired and subject to this Lease and the adjusted Base Rent for all periods preceding the date in which the final total Purchase Price is finally determined. In the event the date the Crete Plus Five Leased Property is acquired and subject to this Lease shall be other than the first day of the month, Lessee shall pay to Lessor a pro rata portion of the Base Rent and Additional Rent for the month and a pro rata portion of all tax, insurance and other deposits provided for in this Lease.

4.3       Base Rent during the first Lease Year of the First Extended Term, if exercised, and the first Lease Year of the Second Extended Term, if exercised, shall be equal to nine percent (9%) of the Appraised FMV (as hereinafter defined), which shall be determined after Lessee exercises each of its respective options. As used herein, the term “Appraised FMV” means the appraised fair market value of the Leased Property, as determined by a Qualified Appraiser (as defined below), based on the assumption that the Leased Property will continue to be operated as a skilled nursing facility, assisted living facility or independent living facility, as applicable. The term “Qualified Appraiser” means an appraiser certified as an MAI appraiser or with equivalent certification, and mutually acceptable to Lessor and Lessee. In the event that Lessor and Lessee cannot reach agreement as to the Qualified Appraiser, Lessor and Lessee shall each choose a Qualified Appraiser who shall, within ten (10) business days of such selection meet and select a third Qualified Appraiser to determine the Apprised FMV; provided, however, Base Rent during the first Lease Year of the First Extended Term and the first Lease Year of the Second Extended Term shall not: (a) be less than the one hundred two percent (102%) of the Base Rent payable in the immediately preceding Lease Year; nor (b) increase by more than fifteen percent (15%) of the Base Rent payable during the immediately preceding Lease Year. The cost and expenses for each Qualified Appraiser shall be paid by Lessee. On the first anniversary of the First Extended Term, and on each anniversary thereafter during the First Extended Term, the Base Rent shall increase by two percent (2.0%) over the Base Rent in effect for the prior Lease Year. On the first anniversary of the Second Extended Term, and on each anniversary thereafter during the Second Extended Term, the Base Rent shall increase by two percent (2.0%) over the Base Rent in effect for the prior Lease Year.

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4.4       This Lease is and shall be deemed and construed to be a “pure net” or “triple- net” lease and the Rent specified herein shall be net to Lessor in each year during the Term of this Lease. Lessee shall pay all costs, expenses and obligations of every kind whatsoever relating to the Demised Premises which may arise or become due during the Term, except for Lessor’s income taxes, franchise taxes and any principal and interest payments relating to any Mortgage/Underlying Lease (collectively, “Additional Rent”). Lessee does hereby indemnify Lessor against any and all such costs, expenses and obligations. Lessor shall not be required to provide any service or do any act or thing with respect to the Leased Property or any part thereof, including the buildings and improvements thereon and the appurtenances thereto.

4.5       Lessee recognizes and acknowledges that Lessor and/or certain beneficial owners of Lessor may from time to time qualify as real estate investment trusts pursuant to Sections 856 et seq. of the Internal Revenue Code of 1986, as amended, and that avoiding (a) the loss of such status, (b) the receipt of any income derived under any provision of this Lease that does not constitute “rents from real property” (in the case of real estate investment trusts), and (c) the imposition of income, penalty or similar taxes (each an “Adverse Event”) is of material concern to Lessor and such beneficial owners. In the event that this Lease or any document contemplated hereby could, in the opinion of counsel to Lessor, result in or cause an Adverse Event, Lessee agrees to cooperate with Lessor in negotiating an amendment or modification thereof and shall at the request of Lessor execute and deliver such documents reasonably required to effect such amendment or modification. Any amendment or modification shall be structured so that the economic results to Lessor and Lessee shall be substantially similar to those set forth in this Lease without regard to such amendment or modification. Without limiting any of Lessor’s other rights pursuant to this provision, Lessor may waive the receipt of any amount payable to Lessor hereunder and such waiver shall constitute an amendment or modification of this Lease with respect to such payment.

ARTICLE 5 - LATE CHARGES

5.1 If payment of any sums required to be paid or deposited by Lessee to Lessor under this Lease, and payments made by Lessor under any provision hereof for which Lessor is entitled to reimbursement by Lessee, shall become overdue beyond three (3) days after the date on which they are due and payable as in this Lease provided, a late charge of five percent (5%) per month on the sums so overdue shall become immediately due and payable to Lessor and said late charges shall be payable on the first day of the month next succeeding the month during which such late charges become payable. If non-payment of any late charges shall occur, Lessor shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by law in the case of non-payment of Rent. No failure by Lessor to insist upon the strict performance by Lessee of Lessee’s obligations to pay late charges shall constitute a waiver by Lessor of its rights to enforce the provisions of this Article in any instance thereafter occurring.

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ARTICLE 6 - PAYMENT OF TAXES AND ASSESSMENTS

6.1       Lessee will pay or cause to be paid, as provided herein, as Additional Rent, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, all taxes (including but not limited to real estate taxes, ad valorem taxes, school taxes, assessments and personal property, intangible and use taxes, if any) , assessments, licenses and permit fees, bed taxes, charges for public utilities, and all governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which during the Term may be assessed, levied, confirmed, imposed upon or become due and payable out of or in respect of, or become a lien on the Demised Premises and/or Personal Property or any part thereof (hereinafter collectively referred to as “Taxes and Assessments”).

6.2       Any Taxes and Assessments relating to a fiscal period of any authority, a part of which is included within the Term and a part of which is included in a period of time before or after the Term, shall be adjusted pro rata between Lessor and Lessee and each party shall be responsible for its pro rata share of any such Taxes and Assessments.

6.3       Nothing herein contained shall require Lessee to pay income taxes assessed against Lessor, or capital levy, franchise, estate, succession or inheritance taxes of Lessor.

6.4       If any income, profits or revenue tax shall be levied, assessed or imposed upon the income, profits or revenue arising from Rent payable hereunder, partially or totally in lieu of or as a substitute for real estate or personal property taxes imposed upon the Demised Premises or Personal Property, or otherwise, then Lessee shall be responsible for the payment of such tax.

ARTICLE 7 - DEPOSITS FOR TAXES AND ASSESSMENTS AND INSURANCE

7.1       Lessee shall be required to make deposits for Taxes and Assessments and, upon notice to Lessee, insurance premiums, and will make monthly deposits with Lessor, of an amount equal to one-twelfth (1/12) of the Taxes and Assessments or such greater amount as may be required by any Mortgage/Underlying Lease, and if Lessor exercises its option to require deposits for insurance premiums, an amount equal to one-twelfth (1/12) of the annual premiums for insurance on the Leased Property. Said deposits shall be due and payable on the first day of each month as Additional Rent, shall not bear interest and shall be held, at Lessor’s option, by Lessor and/or Mortgagee/Underlying Lessor to pay the Taxes and Assessments and insurance premiums as they become due and payable. If the total of the monthly payments as made under this Article shall be insufficient to pay the Taxes and Assessments and insurance premiums when due, then Lessee shall on demand pay Lessor the amount necessary to make up the deficiency.

ARTICLE 8 - OCCUPANCY

8.1       During the Term, the Facilities demised hereunder shall be used and occupied by Lessee for and as Medicaid and Medicare certified skilled and intermediate care nursing home facilities, each having no less than the number of licensed Medicare and Medicaid certified beds as set forth in the first recital of this Lease for each such Facility and for no other use or purpose. Lessee shall at all times maintain in good standing and in full force and effect all the licenses, certifications and provider agreements issued by the State of Nebraska, and any other applicable state or federal governmental agencies, permitting the operation of the Medicaid and Medicare certified skilled and intermediate care nursing home facilities on the Demised Premises with each such Facility having no less than the number of licensed Medicare and Medicaid certified beds as set forth in the first recital of this Lease for each such Facility. Lessee shall at all times use its best efforts to maximize the number of occupied beds at the Demised Premises. Without Lessor’s prior written consent, which Lessor may withhold in its sole and absolute discretion, Lessee shall not apply for, or consent to, any reduction in the number of state licensed beds or Medicaid and Medicare certified beds at the Demised Premises.

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8.2       Lessee will not suffer any act to be done or any condition to exist on the Demised Premises or any portion thereof which is unlawful, known to be dangerous or which may void or make voidable any insurance then in force on the Demised Premises or any portion thereof.

8.3       Upon expiration or termination of this Lease for any reason, Lessee will return to Lessor the Demised Premises, qualified and sufficient for licensing and certification by all governmental agencies having jurisdiction over the Demised Premises as a Medicaid and Medicare certified skilled and intermediate care nursing home facilities with each Facility having no less than the number of licensed Medicare and Medicaid certified beds as set forth in the first recital of this Lease for such Facility, with licenses, certifications and provider agreements in full force and good standing. The Demised Premises, with the improvements located therein and all the Personal Property shall be surrendered in good order, condition and repair.

ARTICLE 9 - INSURANCE

9.1       Lessee shall, at its sole cost and expense, during the term of this Lease, maintain property and casualty insurance with extended coverage endorsement on the Leased Property. Such insurance shall be obtained from an insurance company reasonably acceptable to Lessor and any Mortgagee/Underlying Lessor.

9.2       Lessee shall, at Lessee’s sole cost and expense, cause to be issued and shall maintain during the entire Term of this Lease:

(A)       Property insurance provided by a Causes of Loss-Special Form. Such insurance shall include an endorsement for building ordinance/demolition/increased cost of construction. Such insurance shall, at all times, be maintained in an amount equal to the full replacement cost of the Demised Premises as determined by Lessor annually. Such insurance shall, at all times, also be maintained in the full replacement cost of the Personal Property. As used herein, the term “full replacement cost” shall mean coverage for the actual replacement cost of the Demised Premises and shall be determined by an appraiser, engineer, architect or contractor on behalf of Lessor. The term “full replacement cost” shall also mean coverage for the actual replacement cost of the Personal Property. Upon written request by Lessee, Lessor will provide Lessee with information in its possession which is reasonably necessary to establish the value of the Leased Property or any portion thereof. Such insurance shall at all times be payable to Lessor and Lessee as their interest may appear and shall contain a loss payable clause to the holder of any mortgage/deed of trust or lessor under any leasehold estate superior to Lessor to which this Lease shall be subject and subordinate, as said mortgagee’s/beneficiary’s/senior lessor’s interest may appear.

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(B)       Boiler & Machinery insurance for the Demised Premises, in the amount of full replacement of the Demised Premises and the Personal Property, under the terms of which Lessor and Lessee will be indemnified, as their interests may appear, against any loss or damage of the Leased Property which may result from any accident as covered under a standard Boiler & Machinery policy;

(C)       If either required by any Mortgagee/Underlying Lessor or if the Demised Premises are located in a flood zone or earthquake zone, as applicable, Flood and Earthquake insurance for the Demised Premises in an amount not less than the replacement cost of the Leased Property, as determined by Lessor.

(D)       Commercial general liability insurance naming Lessor and Lessee as insured, and such other parties as Lessor shall request as additional insureds, and insuring against claims for bodily injury or property damage occurring upon, in or about the Demised Premises, or in or upon the streets, sidewalks, passageways and areas adjoining the Demised Premises, such insurance to afford protection for the Demised Premises with limits of not less than One Million and 00/100 Dollars ($1,000,000) per each occurrence and Three Million and 00/100 Dollars ($3,000,000) aggregate per location;

(E)       Nursing Home or Long-Term Care Professional Liability insurance with limits of not less than One Hundred Thousand and 00/100 Dollars ($100,000) per each occurrence and Three Hundred Thousand and 00/100 Dollars ($300,000.00) aggregate per location. Coverage should be on an occurrence basis. If coverage is on a Claims Made basis, Lessee is responsible for purchasing extended reporting-period (tail) coverage providing protection for Lessor for an unlimited time period; and

(F)       Worker’s compensation insurance or other similar insurance which may be required by governmental authorities or applicable legal requirements in an amount not less than the minimum required by law.

9.3       All policies of insurance shall provide that:

(A)       They are carried in favor of Lessor, Lessee and any mortgagee/beneficiary/senior lessor as their respective interests may appear, and any loss shall be payable as therein provided:

(B)       They shall not be canceled, terminated, reduced or materially modified without at least thirty (30) days prior written notice to Lessor;

(C)       A standard mortgagee clause in favor of any mortgagee/beneficiary/senior lessor and shall contain, if obtainable, a waiver of the insurer’s right of subrogation against funds paid under the standard mortgagee endorsement which are to be used to pay the cost of any repairing, rebuilding, restoring or replacing; and

(D)       They are being issued on a primary, non-contributory basis, and with respect to any umbrella or “excess coverage” policy, such shall specifically provide that it is primary vis-a-vis any insurance policies carried by Lessor or any of Lessor’s affiliates.

9.4       An original Certificate of Insurance and Evidence of Property Coverage for all insurance policies required by this Article shall be delivered to Lessor at least five (5) days prior to the Commencement Date and replacement Certificates of Insurance and Evidence of Property Coverage at least thirty (30) days prior to the date of expiration. From time-to-time immediately after Lessor’s request thereof, Lessee shall deliver to Lessor copies of all insurance policies then being carried by Lessee pursuant to these insurance requirements.

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9.5       Lessee shall at all times keep in effect business interruption insurance with a loss of rents endorsement naming Lessor as an insured in an amount at least sufficient to cover each of the following for the period of the next succeeding twelve (12) months following the occurrence of the business interruption:

(A)      The aggregate of the cost of all Taxes and Assessments due for such twelve (12) month period;

(B)      The cost of all insurance premiums for insurance required to be carried by Lessee for such twelve (12) month period; and

(C)      The aggregate of the amount of the monthly Base Rent for such twelve (12) month period.

All proceeds of any business interruption insurance shall be applied, first, to the payment of any and all Base Rent payments for such twelve (12) month period; second, to the payment of any taxes and assessments and insurance deposits required for such twelve (12) month period; and, thereafter, after all necessary repairing, rebuilding, restoring or replacing has been completed as required by the pertinent provisions of this Lease and the pertinent sections of any mortgage/deed of trust/senior lease, any remaining balance of such proceeds shall be paid over to Lessee.

9.6       From time to time, Lessor or any mortgagee/beneficiary/senior lessor may reasonably require Lessee to change the amount or type of insurance, or to add or substitute additional coverages, required to be maintained by Lessee hereunder.

9.7       In the event the amount of any casualty insurance proceeds exceed Ten Thousand and No/100 Dollars ($10,000.00), such insurance proceeds as may be paid to Lessee and Lessor shall be deposited with Lessor to be held and disbursed for the repairing, rebuilding, restoring or replacing of the Demised Premises or any portion thereof, or any improvements from time to time situated thereon or therein subject to the pertinent provisions of any Mortgage/Underlying Lease and in accordance with the provisions of this Lease.

No sums shall be paid by Lessor toward such repairing, rebuilding, restoring or replacing unless it shall be first made to appear to the reasonable satisfaction of Lessor that the amount of money necessary to provide for any such repairing, rebuilding, restoring or replacing (according to any plans or specifications which may be adopted therefor) in excess of the amount received from any such insurance policies has been expended or provided by Lessee for such repairing, rebuilding, restoring or replacing, and that the amount received from such insurance policies is sufficient to complete such work. In the event there is any amount required in excess of the amount received from such insurance policies, Lessee shall deposit such excess funds with Lessor so that the total amount available will be sufficient to complete such repairing, rebuilding, restoring or replacing in accordance with the provisions of any Mortgage/Underlying Lease and any plans and specifications submitted in connection therewith, free from any liens or encumbrances of any kind whatsoever and the funds held by Lessor shall be disbursed only upon presentment of architect’s or general contractor’s certificates, waivers of lien, contractor’s sworn statements, and other evidence of cost and payments as may be reasonably required by Lessor or any Mortgagee/Underlying Lessor.

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ARTICLE 10 - LESSOR’S OR MORTGAGEE/UNDERLYING LESSOR’S RIGHT TO PERFORM

10.1     Should Lessee fail to perform any of its covenants herein agreed to be performed, Lessor may, but shall not be required to, make such payment or perform such covenants, and all sums so expended by Lessor thereon shall immediately be payable by Lessee to Lessor, with interest thereon, at a rate equal to the lesser of: (a) eighteen percent (18%) per annum; and (b) the maximum rate permitted by law (the “Default Rate”), from date thereof until paid, and in addition, Lessee shall reimburse Lessor for Lessor’s reasonable expenses in enforcing or performing such covenants, including reasonable attorney’s fees. Any such costs or expenses incurred or payments made by Lessor shall be deemed to be Additional Rent payable by Lessee and collectible as such by Lessor.

10.2     Performance of, and/or payment made, to discharge said Lessee’s obligations shall be optional with Lessor and such performance and payment shall in no way constitute a waiver of, or a limitation upon, Lessor’s other rights hereunder.

10.3     Lessee hereby acknowledges and agrees that any Mortgagee/Underlying Lessor shall have the right but not the obligation to perform any covenants and pay any amounts which Lessee has failed to so perform or pay as required under the terms of this Lease but only to the extent such Mortgagee/Underlying Lessor is entitled under the terms of its Mortgage/Underlying Lease.

ARTICLE 11 - REPAIRS AND MAINTENANCE; CASUALTY

11.1     Throughout the Term, Lessee, at its sole cost and expense, will keep and maintain, or cause to be kept and maintained, the Leased Property (including without limitation the sidewalks, alleyways, passageways, vacant land, parking spaces, curb cuts, and curbs adjoining the Demised Premises) in good order and condition (ordinary wear and tear excepted subject to Lessee’s obligation to repair and replace the same in accordance with the terms of this Lease) without waste, and Lessee will make or cause to be made, as and when the same shall become necessary, all structural and nonstructural, exterior and interior, replacing, repairing and restoring necessary to comply with the above requirements. All replacing, repairing and restoring required of Lessee shall be new and (in the reasonable opinion of Lessor) of first-class quality and shall be in compliance with all standards and requirements of law, licenses and municipal ordinances necessary to operate the Demised Premises as Medicaid and Medicare certified skilled and intermediate care nursing home facilities with each Facility having no less than the number of licensed Medicare and Medicaid certified beds as set forth in the first recital of this Lease. Any items of Personal Property that are uneconomical to repair shall be replaced by new items of first- class quality and all replacement items shall become part of the Personal Property. No items of Personal Property shall be removed from the Demised Premises except in connection with repair or replacement of such items. In performing such repairs, Lessee shall comply in all respects with Section 14.1 of this Lease, and shall deliver to Lessor with evidence satisfactory to Lessor of such compliance, including, without limitation, copies of lien waivers and/or paid invoices for all such repairs.

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11.2     In the event that any part of the improvements located on the Demised Premises or the Personal Property shall be damaged or destroyed by fire or other casualty (any such event being called a “Casualty”), Lessee shall promptly and with all due diligence, but in any event on or before one year after the date of such Casualty, replace, repair and restore the same as nearly as possible to the condition it was in immediately prior to such Casualty, in accordance with all of the terms, covenants and conditions and other applicable requirements of this Lease and any Mortgage/Underlying Lease in the event of such Casualty, whether or not the insurance proceeds or other compensation are sufficient to pay the cost of such restoration and repair. The Demised Premises and the Personal Property shall be so replaced, repaired and restored as to be of at least equal value and substantially the same character as prior to such Casualty. Lessee shall submit to Lessor for Lessor’s prior written approval plans and specifications for any such restoring, replacing or repairing, and Lessee shall immediately select an independent architect approved by Lessor and any Mortgagee/Underlying Lessor, who shall be in charge of such repairing, restoring and replacing. Without limitation of Lessor’s rights hereunder, there shall be the following additional conditions precedent to any disbursement of insurance proceeds: (i) at the time of each and every disbursement there shall exist no Event of Default under this Lease nor any event which with the passage of time or the giving of notice or both would constitute an Event of Default hereunder and (ii) Lessor and Mortgagee/Underlying Lessor, if applicable, shall have approved all plans and specifications for any proposed repair or restoration. Lessee covenants that it will give to Lessor prompt written notice of any Casualty affecting the Leased Property. Provided that Lessee is not in default under this Lease, Lessee shall have the right, at any time and from time to time, to remove and dispose of any Personal Property which may have become obsolete or unfit for use, or which is no longer useful in the operation of the Demised Premises, provided further that Lessee promptly replaces any such Personal Property so removed or disposed of with other personal property free of any security interest, lien or encumbrance. Said replacement Personal Property shall be of the same character and at least equal usefulness and quality to such Personal Property so removed or disposed of and such replacement Personal Property shall automatically become the property of and shall belong to Lessor, and Lessee shall execute such bills of sale or other documents reasonably requested by Lessor to vest the ownership of such Personal Property in Lessor. Notwithstanding anything to the contrary in this Lease, there shall be no abatement or other adjustment of Rent as a result of such Casualty.

ARTICLE 12 - ALTERATIONS AND DEMOLITION

12.1     Lessee will not remove or demolish any improvement or building which is part of the Demised Premises or any portion thereof or allow it to be removed or demolished, without the prior written consent of Lessor. Lessee further agrees that it will not make, authorize or permit to be made any changes or alterations in or to the Demised Premises without first obtaining Lessor’s written consent thereto. All alterations, improvements and additions to the Demised Premises shall be of first-class quality, in the reasonable opinion of Lessor, and shall become the property of Lessor and shall meet all building and fire codes, and all other applicable codes, rules, regulations, laws and ordinances.

ARTICLE 13 - COMPLIANCE WITH LAWS AND ORDINANCES

13.1     Throughout the Term, Lessee, at its sole cost and expense, will obey, observe and promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of any federal, state and municipal governmental agency or authority having jurisdiction over all or any portion of the Leased Property and the use and operation thereof as Medicaid and Medicare certified skilled and intermediate care nursing home facilities, which may be applicable to the Leased Property and including, but not limited to, the sidewalks, alleyways, passageways, vacant land, parking spaces, curb cuts, curbs adjoining the Demised Premises, whether or not such laws, ordinances, orders, rules, regulations or requirements shall necessitate structural changes or improvements.

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13.2     Lessee shall likewise observe and comply with the requirements of all policies of public liability and fire insurance and all other policies of insurance at any time in force with respect to the Leased Property or any portion thereof.

13.3     Lessee shall promptly apply for and procure and keep in good standing and in full force and effect all necessary licenses, permits, provider agreements and certifications required by any governmental authority for the purpose of maintaining and operating Medicaid and Medicare certified skilled and intermediate care nursing home facilities on the Demised Premises with each Facility having no less than the number of licensed Medicare and Medicaid certified beds set forth in the first recital of this Lease, and each Facility shall at all times be qualified to participate in the Medicare and Medicaid reimbursement programs.

13.4     Lessee will deliver or mail to Lessor wherever Rent hereunder is then paid in form required for notices within ten (10) days of receipt thereof copies of all inspection reports, annual license renewals, deficiency reports and surveys and administrative hearings and/or court actions from all state, federal and local governmental bodies regarding all or a portion of the Leased Property or any nursing home facility operated thereon. Lessee shall notify Lessor within twenty-four (24) hours after receipt thereof of any notice from any governmental agency terminating or suspending or threatening termination or suspension, of any license, permit, provider agreement or certification relating to the Leased Property and shall provide a copy of the same to Lessor.

ARTICLE 14 - DISCHARGE OF LIENS

14.1     Lessee will not create or permit to be created or to remain, and Lessee will discharge, any lien, encumbrance or charge levied on account of any mechanic’s, laborer’s or materialman’s lien or any conditional sale, security agreement or chattel mortgage, or otherwise, which might be or become a lien, encumbrance or charge upon the Leased Property or any part thereof or the income therefrom, for work or materials or personal property furnished or supplied to, or claimed to have been supplied to or at the request of Lessee.

14.2     If any such lien, encumbrance or charge is created upon the Demised Premises or any part thereof, then in addition to any other right or remedy, Lessor may, upon ten (10) days notice, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by processing the discharge of such lien by deposit or by bonding proceedings. Any amount so paid by Lessor and all costs and expenses incurred by Lessor in connection therewith, together with interest thereon at the Default Rate, shall constitute Additional Rent payable by Lessee under this Lease and shall be paid by Lessee to Lessor on demand. Except as herein provided, nothing contained herein shall in any way empower Lessee to do or suffer any act which can, may or shall cloud or encumber Lessor’s or any Mortgagee/Underlying Lessor’s interest in the Demised Premises.

ARTICLE 15 - INSPECTION OF PREMISES BY LESSOR

15.1     At any time during reasonable business hours, Lessor and/or its authorized representative shall have the right to enter the Demised Premises and inspect the Leased Property; provided that Lessee shall be entitled to reasonable prior notice of any such entry or inspection (which notice may be oral) except in the event of an emergency or in the event Lessee is then in default under this Lease in which case no notice shall be necessary.

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15.2     Lessor agrees that the person or persons entering the Demised Premises and inspecting the Leased Property pursuant to Section 15.1 above will cause as little inconvenience to Lessee as may reasonably be possible under the circumstances.

15.3     Lessee hereby acknowledges and agrees that any Mortgagee/Underlying Lessor shall have the right but not the obligation to enter the Demised Premises and inspect the Leased Property to the extent such Mortgagee/Underlying Lessor is entitled to do so under the terms of its Mortgage/Underlying Lease.

ARTICLE 16 - CONDEMNATION

16.1     In the event any entire Facility Property shall be taken or sold under the threat of such taking for any public use by act of any public authority (hereinafter referred to as a “Taking”), then this Lease shall terminate with respect to such Facility Property as of the date of such Taking. Upon such termination, the Base Rent shall be reduced by an amount equal to ratio of the actual net award for such Taking received by Lessor to the amount paid by Lessor to acquire the Demised Premises, unless there is only one Facility Property subject to this Lease in which case this Lease will terminate. The termination of this Lease as to any Facility Property due to a Taking is the result of circumstances beyond the control of Lessor and Lessee and the parties hereto affirm that, except for such specific isolated situation, this Lease is intended to be a single indivisible lease. All damages awarded for such Taking under the power of eminent domain shall be the property of Lessor, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Facility Property. Lessee shall be entitled, if provided by law, to pursue and receive a separate award from the condemning authority for loss of Lessee’s interest in the Facility Property, but only if the award to which Lessor would have otherwise been entitled had Lessee not received or participated in such award, is not diminished thereby, directly or indirectly, and, further, in no event shall Lessee be entitled to an apportionment of any condemnation award or settlement which Lessor would have been entitled to receive with respect to such Taking but for the above provision and Lessee hereby assigns to Lessor any and all right, title and interest Lessee may have in any and all such awards or settlements.

16.2     In the event of a partial Taking of a Facility Property the result of which shall be a reduction in the number of licensed beds at the Facility Property by fifty percent (50%) or more of the Facility Property licensed capacity existing prior to such Taking, Lessor shall have the option (i)       to terminate this Lease with respect to such Facility Property as of the date of such Taking in which case the Base Rent shall be adjusted as provided in Section 16.1 of this Lease or (ii) Lessor shall hold in trust that portion, if any, of such award, settlement or compromise which shall be allocable to consequential damage to buildings and improvements not taken, and Lessor shall pay out such portion to Lessee to reimburse Lessee for the cost of restoring the Facility Property as a complete structural unit, as such restoration work progresses in accordance with the procedure for making insurance proceeds available for restoration, repair or rebuilding as set forth in Articles 9 and 11. Lessor shall be entitled to retain any excess portion of such award, settlement or compromise, Lessee shall be entitled, if provided by law, to pursue and receive a separate award from the condemning authority for loss of Lessee’s interest in the Facility Property, but only if the award to which Lessor would have otherwise been entitled had Lessee not received or participated in such award, is not diminished thereby, directly or indirectly, and, further, in no event shall Lessee be entitled to an apportionment of any condemnation award or settlement which Lessor would have been entitled to receive with respect to such Taking but for the above provision and Lessee hereby assigns to Lessor any and all right, title and interest Lessee may have in any and all such awards or settlements. In the event of a partial condemnation, the monthly Base Rent payable under Section 4.1 hereof shall not be reduced.

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ARTICLE 17 - RENT ABSOLUTE

17.1     The Leased Property is let and leased to Lessee in an “AS IS, WHERE IS” condition, subject to the rights of any parties in possession thereof and the state of the title thereof as of the date Lessor acquired title from it seller, to any state of facts which an accurate survey or physical inspection thereof might show, and to all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction thereover. Lessee has examined the Leased Property and has found the same satisfactory. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has the leasehold rights as set forth in the terms and conditions of this Lease.

17.2     As a material inducement to Lessor in the making of and entry into this Lease, Lessee hereby expressly agrees as follows:

(1)       It is the responsibility of Lessee to be fully acquainted with the nature, in all respects, of the Leased Property, including (but not by way of limitation); the soil and geology thereof, the waters thereof and thereunder; the drainage thereof; the manner of construction and the condition and state of repair and lack of repair of all improvements of every nature; the nature, provisions and effect of all health, fire, zoning, building, subdivision and all other use and occupancy laws, ordinances, and regulations applicable thereto; and the nature and extent of the rights of others with respect thereto, whether by way of reversion, easement, right of way, prescription, adverse possession, profit, servitude, lease, tenancy, lien, encumbrance, license, contract, reservation, condition, right of re-entry, possibility of reverter, sufferance or otherwise. Lessor makes no representation as to, and has no duty to be informed with respect to, any of the matters set forth in the preceding sentence. Lessee hereby accepts the Leased Property as suitable and adequate in all respects for the conduct of the business and the uses of the Leased Property as contemplated under the provisions of this Lease.

(2)       Lessee expressly covenants and agrees that it hereby takes this Lease and the leasehold estate hereby established upon and subject to Lessor’s title as it was acquired from its seller, including all rights, rights of way, easements, profits, servitudes, reservations, restrictions, conditions, exceptions, reversions, possibilities of reverter, liens, encumbrances, occupancies, tenancies, licenses, clouds, claims and defects, known and unknown and whether of record or not.

(3)       Lessee hereby expressly waives any and all rights which it might have against Lessor by reason of any of the foregoing, including (but not limited to) the requirements of any inspection or examination by Lessee of the Leased Property.

17.3     Except as otherwise specifically provided in this Lease, this Lease shall continue in full force and effect, and the obligations of Lessee hereunder shall not be released, discharged or otherwise affected, by reason of: (i) any damage to or destruction of the Leased Property or any part thereof or the taking of the Leased Property or any part thereof by condemnation, requisition or otherwise for any reason, (ii) any restriction or prevention of or interference with any use of the Leased Property or any part thereof, including any restriction or interference with or circumstance which prevents the use of the Leased Property as contemplated by Section 8.1, (iii) any frustration of Lessee’s purposes hereunder, (iv) any claim which Lessee has or might have against Lessor, or (v) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

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17.4     Without limiting the generality of Subsection 17.3 above, Lessee’s obligation to pay Base Rent and Additional Rent to Lessor under this Lease is a covenant independent of all other covenants made by Lessor and Lessee hereunder and Lessee shall pay all Base Rent and Additional Rent to Lessor without any setoff or deduction.

ARTICLE 18 - ASSIGNMENT AND SUBLETTING

18.1     During the Term, Lessee shall not, without the prior written consent of Lessor, which may be withheld in the sole discretion of Lessor, assign this Lease or in any manner whatsoever sublet, assign, sell, pledge, encumber or transfer all or any part of the Leased Property or any interest in the Leased Property or enter into any management or other similar agreement pursuant to which a party shall undertake responsibility for the management and operation of the Leased Property or any portion thereof. Further, Lessee shall not cause or permit any sale, transfer, pledge, assignment or encumbrance of any direct or indirect ownership interest or voting rights in Lessee whether voluntarily, involuntarily, by operation of law or otherwise, and any such act or occurrence shall be deemed to be an assignment of this Lease, and shall require Lessor’s prior written consent which may be withheld in Lessor’s sole discretion. Any violation or breach or attempted violation or breach of the provisions of this Article by Lessee, or any acts inconsistent herewith shall vest no right, title or interest herein or hereunder or in the Leased Property, in any such transferee or assignee, and any such violation, breach or attempted violation or breach shall constitute an Event of Default hereunder permitting Lessor to terminate this Lease or to exercise any of its other remedies in accordance with the provisions of Article 21 herein without any right of Lessee to cure the same. Lessor’s consent to any of the foregoing shall not release Lessee from, or otherwise affect, Lessee’s obligations and liabilities under this Lease. Notwithstanding the foregoing, Lessor hereby consents to a sublease the Facilities to Sublessees pursuant to the subleases listed on Schedule 18.1 attached hereto and made a part hereof; provided however, Lessee shall not amend, modify, terminate or assign any such subleases nor cause or permit any sale, transfer, pledge, assignment or encumbrance of any direct or indirect ownership interest or voting rights in any such Sublessee without the prior written consent of Lessor, which may be withheld in Lessor’s sole and absolute discretion. The approval by Lessor of such sublease shall not relieve Lessee’s compliance with the terms and provisions of this Lease nor shall said approval be considered a waiver of Lessee’s obligation to obtain Lessor’s prior written consent to any further assignment or sublease of the Leased Property as required by this Article. Notwithstanding the foregoing, Lessor’s consent shall not be unreasonably withheld to any transfer of the ownership interests in Lessee to employees of Lessee, provided, however, that the majority of ownership interests in Lessee shall be retained by Rich Mason and Shayne Bench such that the Lessee is under the sole and exclusive control of Rich Mason and Shayne Bench.

ARTICLE 19 - ACTS OF DEFAULT

19.1     The following acts or events shall be deemed to be an Event of Default on the part of Lessee:

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(1)       The failure of Lessee to pay when due any payment of Rent, or any part thereof, or any other sum or sums of money due or payable to Lessor under the provisions of this Lease within three (3) days after the date when due;

(2)       The failure of Lessee to perform, or the violation by Lessee of, any of the covenants, terms, conditions or provisions of this Lease not otherwise specifically addressed in Subsection 19.1(1) of this Lease or elsewhere in this Lease, including without limitation, Article 18 herein and Section 33.2 herein, if such failure or violation shall not be cured within fifteen (15) days after notice thereof by Lessor to Lessee;

(3)       The removal by any local, state or federal agency having jurisdiction over the operation of any Facility of ten percent (10%) or more of the patients located in any such Facility;

(4)       The failure of Lessee to comply with, or the violation by Lessee of, any of the terms, conditions or provisions of any Mortgage/Underlying Lease, after notice thereof by Lessor to Lessee if such failure or violation shall not be cured within ten (10) days prior to the expiration of any or all applicable cure periods set forth in any such Mortgage/Underlying Lease;

(5)       The voluntary transfer by Lessee of ten percent (10%) or more patients located in any Facility and such transfer is not for reasons relating to the health and well being of the patients that were transferred;

(6)      The making by Lessee or any Guarantor of an assignment for the benefit of creditors;

(7)       The levying of a writ of execution or attachment on or against the property of Lessee or any Guarantor which is not discharged or stayed by action of Lessee or such Guarantor contesting same, within thirty (30) days after such levy or attachment (provided if the stay is vacated or ended, this paragraph shall again apply);

(8)       If proceedings are instituted in a court of competent jurisdiction for the reorganization, liquidation or involuntary dissolution of Lessee or any Guarantor for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Lessee or any Guarantor, and said proceedings are not dismissed and any receiver, trustee or liquidator appointed therein is not discharged within thirty (30) days after the institution of said proceedings;

(9)       The sale of any interest of Lessee in the Demised Premises or portion thereof under a writ of execution or other legal process;

(10)     The failure of Lessee to give notice to Lessor not later than ten (10) days after receipt by Lessee of any notice, claim or demand from any governmental authority, or any officer acting on behalf thereof, of any violation of any law, order, ordinance, rule or regulation with respect to the operation of the nursing home located on the Demised Premises;

(11)     The failure of Lessee to give notices pursuant to Section 13.4 of this Lease;

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(12)     The failure on the part of Lessee during the Term to cure or abate or receive a waiver for any violation claimed by any governmental authority, or any officer acting on behalf thereof, of any law, order, ordinance, rule or regulation pertaining to the operation of any Facility, including without limitation, any proceedings to revoke any license granted to Lessee for the operation of a Medicaid and Medicare certified skilled and intermediate care nursing home facility, at any Facility Property or to decertify any Facility Property from participation in the Medicare or Medicaid reimbursement programs, within thirty (30) days prior to the expiration of any time period permitted by such authority for such cure or abatement, subject to Lessee’s right to contest the same in accordance with Article 20 herein;

(13)     The abandonment of the Demised Premises, or any portion thereof, by Lessee;

(14)     The suspension or loss of the right to receive Medicaid or Medicare reimbursements based upon any actual or alleged fraud or other misfeasance or malfeasance;

(15)     The failure to immediately pay when due any Medicaid or Medicare recoupments or any other impositions, including, but not limited to bed taxes, in connection with the provider agreements, certifications or licenses for the Demised Premises;

(16)     The failure of the Guarantors to perform, or the violation by the any Guarantor of any of the covenants of the Lease Guaranty or the untruth of any representations or warranties thereunder; or

(17)     The occurrence of a default or an event of default under any other lease between Lessee or any affiliate of Lessee and Lessor or any affiliate of Lessor, including, without limitation, the Other Leases.

ARTICLE 20 - RIGHT TO CONTEST

20.1     Lessee shall have the right upon written notice thereof to Lessor, to contest by appropriate legal proceedings, diligently conducted in good faith, the validity or application of any law, regulation or rule mentioned herein, and to delay compliance therewith pending the prosecution of such proceedings; provided, however, that (a) no civil or criminal liability would thereby be incurred by Lessor or any successor operator of all or any portion of the Demised Premises and no lien or charge would thereby be imposed upon or satisfied out of the Leased Property or any portion thereof, (b) the effectiveness and good standing of any licenses, certificates, permits or provider agreements affecting the Demised Premises or any portion thereof would continue in full force and effect during the period of such contest and is cured not less than thirty (30) days prior to the date set forth revocation, withdrawal or cancellation of any such licenses, certificates, permits or provider agreements, and (c) Lessee satisfies any and all applicable requirements of any Mortgage/Underlying Lease.

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ARTICLE 21 - LESSOR’S REMEDIES UPON DEFAULT

21.1     In the event of any Event of Default on the part of Lessee, Lessor may, if it so elects, with or without any demand whatsoever upon Lessee, forthwith either to (i) terminate this Lease and Lessee’s right to possession of the Demised Premises; or (ii) terminate Lessee’s right to possession of the Demised Premises without terminating this Lease. Upon any such termination of this Lease, or upon any such termination of Lessee’s right to possession without termination of this Lease, Lessee shall vacate the Demised Premises immediately, and shall quietly and peaceably deliver possession thereof to Lessor, and Lessee hereby grants to Lessor full and free license to enter into and upon the Demised Premises in such event with or without process of law and to repossess the Demised Premises and the related Personal Property as Lessor’s former estate. In the event of any such termination of this Lease, Lessor shall again have possession and enjoyment of the Demised Premises subject to such termination and the related Personal Property to the extent and as if this Lease had not been made, and thereupon the lease of the Demised Premises and everything herein contained on the part of Lessee to be done and performed in connection therewith shall cease and terminate, all, however, without prejudice to and without relinquishing the rights of Lessor to Rent (which, upon such termination of this Lease and entry of Lessor upon the Demised Premises or any portion thereof, shall, in any event, be the right to receive Rent due up to the time of such entry) or any other right given to Lessor hereunder or by operation of law.

21.2     In the event Lessor elects either to terminate this Lease or to terminate Lessee’s right to possession of the Demised Premises upon the occurrence of an Event of Default, then all licenses, certifications, permits and authorizations issued by any governmental agency, body or authority in connection with or relating to the Facilities shall be deemed as being assigned to Lessor. Lessor shall also have the right to continue to utilize the telephone numbers and names used by Lessee in connection with the operation of the nursing homes located on the Facilities. This Lease shall be deemed and construed as an assignment for purposes of vesting in Lessor all right, title and interest in and to (i) all licenses, certifications, permits and authorizations obtained in connection with the Facilities and (ii) the names and telephone numbers used in connection with the Facilities. Lessee hereby agrees to take such other action and execute such other documents as may be necessary in order to vest in Lessor all right, title and interest to the items specified herein.

21.3     If Lessee abandons the Demised Premises or otherwise entitles Lessor so to elect, and Lessor elects, to terminate Lessee’s right to possession only of the Demised Premises without terminating this Lease, Lessor may, at its option, enter into the Demised Premises, remove Lessee’s signs and other evidence of tenancy and take and hold possession thereof as provided in the foregoing Section 21.1 of this Article, without such entry and possession terminating this Lease or releasing Lessee, in whole or in part, from Lessee’s obligation to pay the Rent hereunder for the full remaining Term, and in any such case, Lessee shall pay to Lessor a sum equal to the entire amount of the Rent reserved hereunder and required to be paid by Lessee up to the time of such termination of the right of possession plus any other sums then due hereunder. Upon and after entry into possession without termination of this Lease, Lessor may attempt to relet the Demised Premises for the account of Lessee for such Rent, or shall operate the Facilities for such time and upon such terms as Lessor in its sole discretion shall determine. In any such case, Lessor may make repairs, alterations and additions in or to the Demised Premises, and redecorate the same to the extent deemed by Lessor desirable, and Lessee shall, upon demand, pay the cost thereof, together with Lessor’s expenses of reletting. If the consideration collected by Lessor upon any such reletting is not sufficient to pay monthly the full amount of Rent reserved in this Lease, together with the reasonable costs of repairs, alterations, additions, redecorating and Lessor’s expenses, Lessee shall pay to Lessor the amount of each monthly deficiency upon demand.

21.4     Upon any such termination of this Lease or at any time after such termination of Lessee’s right to possession, Lessor may recover from Lessee and Lessee shall pay to Lessor as liquidated and final damages, whether or not Lessor shall have collected any current monthly deficiencies under the foregoing paragraph, and in lieu of such current deficiencies after the date of demand for such final damages, the amount thereof found to be due by a court of competent jurisdiction, which amount thus found may be equal to:

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(1)       the remainder, if any, of Rent charges due from Lessee for the period up to and including the date of the termination of this Lease or Lessee’s right to possession; and

(2)       the amount of any current monthly deficiencies accruing and unpaid by Lessee up to and including the date of Lessor’s demand for final damages hereunder; and

(3)       the Rent reserved for what would have been the remainder of the Term with respect to the Demised Premises together with charges to be paid by Lessee under this Lease.

If any statute or rule governing a proceeding in which such liquidated final damages are to be proved shall validly limit the amount thereof to an amount less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

ARTICLE 22 - LIABILITY OF LESSOR

22.1     It is expressly agreed by the parties that in no case shall Lessor, any partners, officers, directors, managers, members, agents or employees of Lessor be liable, under any express or implied covenant, agreement or provisions of this Lease, for any damages whatsoever to Lessee beyond the loss of Rent reserved in this Lease, accruing after or upon any act or breach hereunder on the part of Lessor and for which damages may be sought to be recovered against Lessor. Anything to the contrary notwithstanding, under no circumstances shall any personal liability attach to or be imposed upon Lessor or any partners, officers, directors, managers, members, agents or employees of Lessor. Lessee’s liability to Lessor for damages for default in payment of Rent or otherwise hereunder shall in all events survive the termination by Lessor of this Lease or the termination by Lessor of Lessee’s right to possession only of the Demised Premises as hereinabove provided.

ARTICLE 23 - CUMULATIVE REMEDIES OF LESSOR

23.1     The specific remedies to which Lessor may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Lessor may be lawfully entitled in case of any breach or threatened breach by Lessee of any provision or provisions of this Lease. The failure of Lessor to insist, in any one or more cases, upon the strict performance of any of the terms, covenants, conditions, provisions or agreements of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of any such term, covenant, condition, provisions, agreement or option.

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ARTICLE 24 - SECURITY FOR RENT

24.1     Lessor shall have a first lien paramount to all others (except any Mortgage/Underlying Lease made by Lessor) on every right and interest of Lessee in and to this Lease, and on any furnishings, equipment, fixtures, accounts receivable, certificates of need, licenses, provider agreements, certifications, books, records and other property of any kind belonging to Lessee and used in connection with this Lease or located at the Demised Premises. Such lien is granted for the purpose of securing the payments of Rent, charges, penalties, and damages herein covenanted to be paid by Lessee, and for the purpose of securing the performance of all of Lessee’s obligations under this Lease. Such lien shall be in addition to all rights to Lessor given and provided by law. This Lease shall constitute a security agreement under the Uniform Commercial Code granting Lessor a security interest in any furnishings, equipment, fixtures, accounts receivable certificates of need, licenses, provider agreements, certifications, books, records and other personal property of any kind belonging to Lessee, and Lessee shall execute such other instruments and financing statements as Lessor may request to evidence or perfect said security interest.

24.2     Notwithstanding the foregoing provisions of Section 24.1 of this Lease to the contrary, Lessor hereby agrees that it will subordinate its security interest in the accounts receivable, licenses (only to the extent necessary to collect the accounts receivable and excluding all other underlying bed operating rights), and provider agreements of Lessee to lenders of Lessee which are providing working capital to Lessee in connection with Lessee’s operation of the Facilities (“Lessee’s Accounts Receivable Financing”). Lessor’s consent and subordination to Lessee’s Accounts Receivable Financing shall be further subject to the following conditions precedent: (a) there shall exist no Event of Default under this Lease nor any event or circumstance which with the passage of time or the giving of notice or both shall constitute an Event of Default hereunder; and (b) Lessee’s Accounts Receivable Financing shall be from a bona fide third party lender; and (c) Lessee’s Accounts Receivable lender shall execute and deliver to Lessor subordination documents in form and substance reasonably satisfactory to Lessor.

ARTICLE 25 - INDEMNIFICATION

25.1     To the extent insurance proceeds do not cover same, Lessee agrees to protect, indemnify, save harmless and defend Lessor and its members, managers, officers, agents, employees and any affiliates of the foregoing (each of the foregoing being, collectively, the “Lessor Parties” and, individually, a “Lessor Party”) from and against any and all claims, demands and causes of action of any nature whatsoever for injury to or death of persons or loss of or damage to property, occurring at the Demised Premises or any sidewalks, alleyways, passageways, vacant land, streets or parking areas adjoining the Demised Premises, or in any manner growing out of or connected with the use and occupation of the Demised Premises or the condition thereof, or the operation of Lessee’s business on the Demised Premises, or the use of any existing or future sewer system, or the use of any such adjoining sidewalks, alleyways, passageways, vacant land, streets or parking areas during the Term, and Lessee further agrees to pay any reasonable attorneys’ fees and expenses incident to the defense by Lessor of any such claims, demands or causes of action.

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ARTICLE 26 - SUBORDINATION PROVISIONS

26.1     This Lease (and Lessee’s interest in the Leased Property) shall be subject and subordinate to any and all mortgages, deeds of trust, ground leases or leases now or hereafter in force and affecting the Demised Premises (or any portion thereof) and/or Personal Property, and to all renewals, modifications, consolidations, replacements and extensions thereof (any such mortgage, deed of trust, ground lease or lease as it may be renewed, modified, consolidated, replaced and extended is hereinafter referred to as “a Mortgage/Underlying Lease” or “any such Mortgage/Underlying Lease”, and the holder or beneficiary of a Mortgage/Underlying Lease is hereinafter referred to as a “Mortgagee/Underlying Lessor”). Lessee agrees to execute and deliver upon demand such further instruments subordinating this Lease to any such Mortgage/Underlying Lease, or other liens or encumbrances as shall be desired by Lessor; provided, that Lessor shall use reasonable efforts to deliver to Lessee a nondisturbance agreement from any such Mortgagee/Underlying Lessor, in form reasonably satisfactory to such Mortgagee/Underlying Lessor. Lessee further agrees that promptly after receipt of a request from any Mortgagee/Underlying Lessor made at any time prior to foreclosure of its Mortgage/Underlying Lease, Lessee shall execute, acknowledge and deliver to such Mortgagee/Underlying Lessor any instrument as such Mortgagee/Underlying Lessor may reasonably request whereby Lessee agrees to subordinate and attorn to such Mortgagee/Underlying Lessor, at such Mortgagee/Underlying Lessor’s election, after the foreclosure (or deed in lieu of foreclosure) of its Mortgage/Underlying Lease. Lessee agrees further that any Mortgagee/Underlying Lessor shall have the right to subordinate its Mortgage/Underlying Lease and its rights thereunder to this Lease, except that such Mortgagee/Underlying Lessor shall be entitled to expressly exclude from such subordination the Mortgagee/Underlying Lessor’s rights, if any, to insurance proceeds and eminent domain awards in the event of a loss or casualty or eminent domain taking of the Leased Property, or any portion thereof. If such Mortgagee/Underlying Lessor executes and records an instrument which purports to effect a partial or complete subordination of its Mortgage/Underlying Lease to this Lease, this Lease shall not be terminated by a foreclosure of such Mortgage/Underlying Lease, but any rights of such Mortgagee/Underlying Lessor to insurance proceeds or eminent domain awards which are expressly excluded from such subordination shall remain superior to the rights of Lessee.

ARTICLE 27 - LESSEE’S FAITHFUL

COMPLIANCE WITH MORTGAGE/UNDERLYING LEASE

27.1     Anything in this Lease contained to the contrary notwithstanding, Lessee shall at all times and in all respects fully, timely and faithfully comply with and observe each and all of the conditions, covenants, and provisions required on the part of Lessor under any Mortgage/Underlying Lease to which this Lease is subordinate or to which it later may become subordinate, including, without limitation, such conditions, covenants and provisions of such Mortgage/Underlying Lease which relate to the care, maintenance, repair, insurance, restoration, preservation and condemnation of the Demised Premises notwithstanding that such conditions, covenants and provisions may require compliance and observance to a standard or degree in excess of that required by the provisions of this Lease, or may require performance not required by the provisions of this Lease, and shall not do or permit to be done anything which would constitute a breach of or default under any obligation of Lessor under any Mortgage/Underlying Lease, it being the intention hereof that Lessee shall so comply with and observe each and all of such covenants, conditions and provisions of any Mortgage/Underlying Lease so that they will at all times be in good standing and there will not be any default on the part of Lessor under such Mortgage/Underlying Lease. However, nothing in this Article contained shall be construed to obligate Lessee, except as may otherwise be provided in this Lease, to pay any Rent due or part of the principal or interest secured by any Mortgage/Underlying Lease. Lessee further covenants and agrees as follows: (a) if requested by Lessor in writing, Lessee shall give any Mortgagee/Underlying Lessor notice of any Lessor default which occurs under this Lease, (b) Lessee shall not terminate this Lease as a result of Lessor’s default, without giving such Mortgagee/Underlying Lessor written notice of Lessor’s default under this Lease at the same time that Lessor is given notice of such default, and (c) if Lessor fails to cure such default within the applicable grace period, if any, contained in this Lease, such Mortgagee/Underlying Lessor shall have an additional period of time to cure any such default.

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ARTICLE 28 - MORTGAGE/UNDERLYING LEASE RESERVES

28.1     Any tax, insurance, or other reserve required during the Term by any Mortgagee/Underlying Lessor shall be paid by Lessee to Lessor.

ARTICLE 29 - LESSEE’S ATTORNMENT

29.1     Lessee covenants and agrees that, if by reason of a default upon the part of Lessor herein in the performance of any of the terms and conditions of any Mortgage/Underlying Lease, and the estate of Lessor thereunder is terminated by summary dispossession proceedings or otherwise, Lessee will attorn to the then Mortgagee/Underlying Lessor or the purchaser in such foreclosure proceedings, as the case may be, and will recognize such Mortgagee/Underlying Lessor or such purchaser as the lessor under this Lease. Lessee covenants and agrees to execute and deliver, at any time and from time to time, upon the request of Lessor or of any Mortgagee/Underlying Lessor or the purchaser in foreclosure proceedings, any instrument which may be necessary or appropriate to evidence such attornment. Lessee further waives the provisions of any statute or rule of law now or hereafter in effect which may terminate this Lease or give or purport to give Lessee any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event any such proceedings are brought against Lessor under such Mortgage/Underlying Lease or by any Mortgagee/Underlying Lessor, and agrees that this Lease shall not be affected in any way whatsoever by any such proceedings.

ARTICLE 30 - REPRESENTATIONS AND WARRANTIES

30.1     Lessee represents, warrants and covenants to Lessor as follows:

(a)	Lessee is a limited liability company duly organized and validly existing and in good standing and qualified to do business in the State of Florida and Nebraska.

(b)	Lessee has full right and power to enter into and perform Lessee’s obligations under this Lease, and has taken all requisite limited liability company action to authorize the execution, delivery and performance of this Lease.

ARTICLE 31 - SECURITY DEPOSIT

31.1     On the Commencement Date, Lessee shall deliver to Lessor a security deposit in the amount of Nine Hundred Forty Thousand Five Hundred and no/100 ($940,500 .00) (the “Security Deposit”), in the form of one or more absolute, unconditional site draft letters of credit in form in substance acceptable to Lessor, including, without limitation (i) issuance by an “A” rated financial institution, (ii) an initial term of no less than one (1) year, (iii) automatic renewal for additional terms of no less than one (1) year unless the issuing bank sends written notice to Lessor via certified mail of issuing bank’s intent elect not to renew such Letter of Credit, and (iv) transferability by Lessor in connection with any transfer by Lessor of its interest in this Lease (individually and collectively, as the context may require, the “Letter of Credit”), which Letter of Credit Lessor shall hold as security for the full and faithful performance by Lessee of each and every term, provision, covenant and condition of this Lease. The Security Deposit may be applied by Lessor for the purpose of curing any default or defaults of Lessee hereunder or as otherwise permitted hereunder, in which event Lessee shall promptly replenish the Security Deposit in full by delivering an additional Letter of Credit in the amount so applied or, if acceptable to Lessor in its sole discretion, by promptly paying to Lessor a cash Security Deposit in the amount so applied.

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31.2     If Lessor reasonably determines that the credit rating of the issuer of any Letter of Credit (or its holding company) has been reduced by one or more nationally recognized credit rating agencies to a level lower than such agency’s or agencies’ “A” rating, then at any time thereafter Lessor may give notice of such event to Lessee. Within thirty (30) days of the delivery of such notice by Lessor, Lessee shall deliver or cause to be delivered to Lessor (a) a replacement Letter of Credit in form and substance consistent with the requirements set forth in Section 31.1 in the amount of any Letter of Credit issued by the affected issuer or (b) if acceptable to Lessor in its sole discretion, a cash Security Deposit in the amount of any Letter of Credit issued by the affected issuer.

31.3     Lessor shall have the right to draw upon any Letter of Credit provided by Lessee to Lessor at any time from and after (i) a failure by Lessee to deliver to Lessor a cash Security Deposit and/or a replacement Letter of Credit when and if and in the amounts required by Section 31.1 or Section 31.2 of this Lease; or (ii) Lessor’s receipt of a notice of non-renewal from the issuer of the Letter of Credit; or (iii) the expiration or termination of the Term of this Lease if any amount remains owing from Lessee under this Lease or any other agreement between Lessor and Lessee; or (iv) the occurrence of an Event of Default under this Lease or any other agreement between Lessor and Lessee.

31.4     None of (a) the dissolution, insolvency or business failure of Lessee, (b) an assignment for the benefit of creditors of Lessee, (c) the commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding by or against Lessee, (d) the appointment of a receiver for any property of Lessee or (e) the issuance of a writ of attachment or the enforcement of any order of any court of legal process affecting any property of Lessee shall in any manner affect or impair any Letter of Credit or Lessor’s rights thereunder, or under this Lease. Lessee acknowledges and agrees that (i) each Letter of Credit is a distinct and separate contract between Lessor and the issuer thereof, (ii) each Letter of Credit is not and shall not be deemed or construed to be an asset, property, possession or contract of any kind whatsoever owned or held by Lessee, (iii) any payments received by Lessor pursuant to any Letter of Credit shall not constitute a preferential payment, and (iv) all funds paid by the issuer thereof pursuant to any Letter of Credit are the separate funds of such issuer.

31.5     Lessee shall bear all costs and expenses related to maintaining the Letter of Credit, including the fees of the financial institution that issues any Letter of Credit. If at any time the Security Deposit is in the form of cash, Lessee shall not be entitled to any interest on the Security Deposit and Lessor may commingle the Security Deposit with its other funds. The Security Deposit shall not be considered an advance payment of Rent (or of any other sum payable by Tenant under this Lease) or a measure of Lessor’s damages in case of a default by Lessee. The Security Deposit shall not be considered a trust fund, and Lessee expressly acknowledges and agrees that Lessor is not acting as a trustee or in any fiduciary capacity in controlling or using the Security Deposit. Lessor shall have no obligation to maintain the Security Deposit separate and apart from Lessor’s general and/or other funds. The Security Deposit, less any portion thereof applied for the purposes of curing any default or defaults of Lessee hereunder, shall be returned to Lessee within one hundred eighty (180) days following the expiration of the Term.

ARTICLE 32 – INTENTIONALLY OMITTED

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ARTICLE 33 - FINANCIAL STATEMENTS

33.1     Within ninety (90) days after the end of each of its fiscal years, Lessee shall furnish to Lessor full and complete financial statements of Lessee and the operations of the Facilities for such annual fiscal period which financial statements shall be prepared by an independent Certified Public Accountant approved by Lessor and any Mortgagee/Underlying Lessor, if applicable, and certified to Lessor and any Mortgagee/Underlying Lessor by such Certified Public Accountant as having been prepared in accordance with generally accepted accounting principles consistently applied and which statements shall contain a statement of capital changes, together with a balance sheet and detailed income and expense statement (collectively called “Financial Statements”) as of the end of the fiscal year. In addition, within ninety (90) days after the expiration or earlier termination of the Term, Lessee shall deliver to Lessor Financial Statements covering the period of time from the last day of the immediately preceding fiscal year to the date on which the Term expires or terminates, and any such obligation shall survive the expiration or earlier termination of this Lease. In addition, Lessee shall furnish Lessor, within ten (10) days following filing, with a copy of its federal income tax return for the preceding year. Each such statement shall be certified as being true and correct by an officer of Lessee.

33.2     Within thirty (30) days after each calendar month during the Term, Lessee shall furnish to Lessor Financial Statements and a detailed census report for the Demised Premises for the preceding calendar month.

33.3     At all times, Lessee shall keep and maintain full and correct records and books of account of the operations of Lessee at the Demised Premises and records and books of account of the entire business operations of Lessee in accordance with sound accounting practices. Upon request by Lessor, Lessee shall make available for inspection by Lessor or its designee, during reasonable business hours, said records and books of account covering the entire business operations of Lessee at the Demised Premises. In the event Lessor determines in its reasonable opinion that the Financial Statements may contain a material discrepancy, error or misrepresentation, Lessor shall have the right from time to time to cause a Certified Public Accountant to audit, at Lessee’s expense, any Financial Statements and said records and books of account.

ARTICLE 34 – INTENTIONALLY OMITTED

ARTICLE 35 - MISCELLANEOUS

35.1     Lessee, upon paying the Base Rent, Additional Rent and all other charges herein provided, and for observing and keeping the covenants, agreements, terms and conditions of this Lease on its part to be performed, shall lawfully and quietly hold, occupy and enjoy the Demised Premises during the Term, and subject to its terms, without hindrance by Lessor or by any other person or persons claiming under Lessor.

35.2     All payments to be made by Lessee hereunder, whether or not designated as Additional Rent, shall be deemed Additional Rent, so that upon a default in payment when due, Lessor shall be entitled to all of the remedies available at law or equity, or under this Lease, for the nonpayment of Rent.

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35.3     It is understood and agreed that the granting of any consent by Lessor to Lessee to perform any act of Lessee requiring Lessor’s consent under the terms of this Lease, or the failure on the part of Lessor to object to any such action taken by Lessee without Lessor’s consent, shall not be deemed a waiver by Lessor of its rights to require such consent for any further similar act by Lessee, and Lessee hereby expressly covenants and warrants that as to all matters requiring Lessor’s consent under the terms of this Lease, Lessee shall secure such consent for each and every happening of the event requiring such consent, and shall not claim any waiver on the part of Lessor of the requirement to secure such consent.

35.4     Lessee represents to Lessor that it did not deal with any broker in connection with this Lease, and hereby indemnifies Lessor against the claims or demands of any broker claimed through a relationship with Lessee. Lessor hereby represents to Lessee that it did not deal with any broker in connection with this Lease, and hereby indemnifies Lessee against the claims or demands of any broker claimed through a relationship with Lessor.

35.5     If an action shall be brought by Lessor to recover any Rent under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Lease, or for the recovery of possession of the Demised Premises, or otherwise, Lessor shall be entitled to recover from Lessee, as part of its costs, reasonable attorney’s fees.

35.6     Should Lessee hold possession hereunder after the expiration of the Term without the consent of Lessor, Lessee shall become a tenant on a month-to-month basis upon all the terms, covenants and conditions herein specified, excepting however that Lessee shall pay Lessor a monthly Rent, for the period of such month-to-month tenancy, in an amount equal to twice the last Rent specified.

35.7     Except as otherwise specifically permitted herein, all notices, or demands required to be given by either party to the other shall be in writing and shall be sent by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) United States registered/certified mail, return receipt requested, (d) nationwide courier guaranteeing overnight delivery, such as Federal Express or United Parcel Service, or (e) prepaid telecopy, telegram, telex or fax, addressed to the other party hereto at the address set forth below:

If to Lessor:	Omega Healthcare Investors, Inc.

200 International Circle, Suite 3500

Hunt Valley, Maryland 21030

Attention: Mr. Dan Booth

Telephone: 410-427-1700

Fax No.: 410-427-8836

E-mail: dbooth@omegahealthcare.com

with copy to:

c/o Omega Healthcare Investors, Inc.

303 West Madison Street, Suite 2400

Chicago, Illinois 60606

Attention: Legal

Telephone: (312) 855-0930

Fax No.: (312) 855-1684

E-mail: skovitz@avivreit.com

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If to Lessee:	Trillium Healthcare Group, LLC

11523 Palm Brush Trail, Suite 331

Lakewood Ranch,Florida 34202

Attention:Mr. Richard Mason

Phone: (888) 391-2373

or if written notification of a change of address has been sent, to such other party and/or to such other address as may be designated in that written notification. Any such notice or demand shall be deemed to have been given either at the time of personal delivery or in the case of service by mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telecopy, telegram or telex, upon receipt. Notwithstanding the forgoing, notice shall be deemed given and effective when sent if and only if a PDF copy of any such notice is emailed immediately to the intended recipient at the e-mail addresses noted above or to such other e-mail addresses as may be designated in a written notification of a change of address.

35.8     Upon demand by either party, Lessor and Lessee agree to execute and deliver a short form lease in recordable form so that the same may be recorded by either party.

35.9     Each party agrees at any time and from time to time, upon not less than ten (10) days prior written request from the other party, to execute, acknowledge and deliver to the other party a statement in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), the dates to which the Rent has been paid (including Additional Rent), the amount of the Base Rent, Additional Rent and security deposit held by Lessor, and whether this Lease is then in default or whether any events have occurred which, with the giving of notice or the passage of time, or both, could constitute a default hereunder and any and all other information reasonably required by Lessor or its Mortgagee/Underlying Lessor; it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective assignee, Mortgagee/Underlying Lessor or purchaser of the fee interest in the Demised Premises or of this Lease.

35.10   All of the provisions of this Lease shall be deemed and construed to be “conditions” and “covenants” as though the words specifically expressing or importing covenants and conditions were used in each separate provision hereof.

35.11    Any reference herein to the termination of this Lease shall be deemed to include any termination hereof by expiration or pursuant to the provisions hereof referring to early termination.

35.12   The headings and titles in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

35.13   This Lease contains the entire agreement between the parties and any executory agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought. This Lease cannot be changed orally or terminated orally.

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35.14   Except as otherwise herein expressly provided, the covenants, conditions and agreements in this lease shall bind and inure to the benefit of Lessor and Lessee and their respective successors and assigns.

35.15   All nouns and pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons, firm or firms, corporation or corporations, entity or entities or any other thing or things may require.

35.16   If any term or provision of this Lease shall be held invalid or unenforceable to any extent, the remaining terms and provisions of this Lease shall not be affected thereby, and each term and provision shall be valid and enforceable to the fullest extent permitted by law.

35.17   This Lease may be executed in counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxed or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

ARTICLE 36 - TRANSFER OF OPERATIONS UPON TERMINATION OF LEASE

36.1     The date on which (i) this Lease either terminates or expires pursuant to its terms or is terminated by either party whether pursuant to a right granted to it hereunder or otherwise, (ii) the date on which Lessee’s right to possession of the Demised Premises is terminated pursuant to a right granted to it hereunder or otherwise, or (iii) the date on which Lessee otherwise abandons the Demised Premises shall be referred to as the “Closing Date” in this Article. On the Closing Date, this Lease shall be deemed and construed as an absolute assignment for purposes of vesting in Lessor (or Lessor’s designee – for purposes of this Article 36 the term Lessor shall be deemed to mean Lessor’s designee, if applicable)) all of Lessee’s right, title and interest in and to the following intangible property which is now or hereafter used in connection with the operation of the Demised Premises (the “Intangibles”) and an assumption by Lessor of Lessee’s obligations under the Intangibles from and after the Closing Date; provided that, from and after the Closing Date, Lessee shall indemnify, defend and hold harmless Lessor and the other Lessor Parties from and against any claims, losses, costs or damages, including reasonable attorneys’ fees incurred or arising by reason of Lessee’s obligations under the Intangibles prior to the Closing Date:

(1)       service contracts and equipment leases for the benefit of the Demised Premises to which Lessee is a party, and which can be terminated without penalty by Lessee within sixty (60) or fewer days’ notice or which Lessor requests be assigned to Lessor pursuant to this Article 36;

(2)       any provider agreements with Medicare, Medicaid or any other third-party payor programs (excluding the right to any reimbursement for periods prior to the Closing Date, as defined above) entered in connection with the Demised Premises to the extent assignable by Lessee;

(3)       all existing agreements with residents of the Facilities and any guarantors thereof, to the extent assignable by Lessee (excluding the right to any payments for periods prior to the Closing Date) and any and all patient trust fund accounts; and

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(4)       at Lessor’s option, the business of Lessee as conducted at the Demised Premises as a going concern, including but not limited to the name of the business conducted thereon and all telephone numbers presently in use therein.

36.2     Lessor shall be responsible for and shall pay all expenses with respect to the Demised Premises accruing on or after 12:01 a.m. on the day of the Closing Date and shall be entitled to receive and retain all revenues from the Demised Premises accruing on or after the Closing Date. Within fifteen (15) business days after the Closing Date, the following adjustments and prorations shall be determined as of the Closing Date:

(1)       Taxes and Assessments, if any. If the information as to the actual amount of any of the foregoing taxes and assessments are not available for the tax year in which the Closing Date occurs, the proration of such taxes shall be estimated based upon reasonable information available to the parties, including information disclosed by the local tax office or other public information, and an adjustment shall be made when actual figures are published or otherwise become available.

(2)       Lessee will terminate the employment of all employees on the Closing Date and shall be and remain liable for any and all wages, accrued vacation and sick leave pay for employees of the Demised Premises with respect to the period prior to and including the Closing Date.

(3)       Lessor shall receive a credit equal to any advance payments by patients of the Facilities to the extent attributable to periods on and after the Closing Date.

(4)       The present insurance coverage on the Demised Premises shall be terminated as of the Closing Date and there shall be no proration of insurance premiums.

(5)       All other income from, and expenses of, the Demised Premises (other than mortgage interest and principal), including but not limited to public utility charges and deposits, maintenance charges and service charges shall be prorated between Lessee and Lessor as of the Closing Date. Lessee shall, if possible, obtain final utility meter readings as of the Closing Date. To the extent that information for any such proration is not available, Lessee and Lessor shall effect such proration within ninety (90) days after the Closing Date.

(6)       Lessee shall be and remain responsible for any employee severance pay and accrued benefits which may be payable as the result of any termination of an employee’s employment on or prior to the Closing Date.

36.3     All necessary arrangements shall be made to provide possession of the Demised Premises to Lessor on the Closing Date, at which time of possession Lessee shall deliver to Lessor all medical records, patient records and other personal information concerning all patients residing at the Facilities as of the Closing Date and other relevant records used or developed in connection with the business conducted at the Demised Premises. Such transfer and delivery shall be in accordance with all applicable laws, rules and regulations concerning the transfer of medical records and other types of patient records.

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36.4     For the period commencing on the Closing Date and ending on the date Lessor, or its designee, obtains any and all appropriate state or other governmental licenses and certifications required to operate the Facilities, Lessee hereby agrees that Lessor, or Lessor’s designee, shall have the right, but not the obligation, to manage and operate the Demised Premises, on a triple net basis, and shall be entitled to all revenues of the Demised Premises during such period, and to use any and all licenses, certifications and provider agreements issued to Lessee by any federal, state or other governmental authority for such operation of the Demised Premises, if permitted by any such governmental authorities. If Lessor or its designee exercises the right described above in this Section 36.4, the provisions of this Section 36.4 shall be self-operative and shall constitute a management agreement between Lessee, on the one hand, and Lessor or its designee, on the other hand, on the terms set forth above in this Section 36.4 provided, however, that upon the request of Lessor or its designee, Lessee shall enter into a separate management agreement on the terms set forth in this Section 36.4 and on such other terms and provisions as may be specified by Lessor or its designee.

36.5     Lessee shall provide Lessor with an accounting within fifteen (15) days after the Closing Date of all funds belonging to patients at the Facilities which are held by Lessee in a custodial capacity. Such accounting shall set forth the names of the patients for whom such funds are held, the amounts held on behalf of each such patient and Lessee’s warranty that the accounting is true, correct and complete. Additionally, Lessee, in accordance with all applicable rules and regulations, shall make all necessary arrangements to transfer such funds to a bank account designated by Lessor, and Lessor shall in writing acknowledge receipt of and expressly assume all Lessee’s financial and custodial obligations with respect thereto. Notwithstanding the foregoing, Lessee will indemnify, defend and hold Lessor and any other Lessor Party harmless from and against all liabilities, claims and demands, including reasonable attorney’s fees, in the event the amount of funds, if any, transferred to Lessor’s bank account as provided above, did not represent the full amount of the funds then or thereafter shown to have been delivered to Lessee as custodian that remain undisbursed for the benefit of the patient for whom such funds were deposited, or with respect to any matters relating to patient funds which accrued during the Term.

36.6     All cash, checks and cash equivalent at the Demised Premises and deposits in bank accounts (other than patient trust accounts) relating to the Demised Premises on the Closing Date shall remain Lessee’s property after the Closing Date. Subject to the provisions of Article 24 hereof, all accounts receivable, loans receivable and other receivables of Lessee, whether derived from operation of the Demised Premises or otherwise, shall remain the property of Lessee after the Closing Date. Lessee shall retain full responsibility for the collection thereof. Lessor shall assume responsibility for the billing and collection of payments on account of services rendered by it on and after the Closing Date. In order to facilitate Lessee’s collection efforts, Lessee agrees to deliver to Lessor, within a reasonable time after the Closing Date, a schedule identifying all of those private pay balances owing for the month prior to the Closing Date and Lessor agrees to apply any payments received which are specifically designated as being applicable to services rendered prior to the Closing Date to reduce the pre-Closing Date balances of said patients by promptly remitting said payments to Lessee. All other payments received shall be retained by Lessor as being applicable to services rendered after the Closing Date. Lessor shall cooperate with Lessee in Lessee’s collection of its preclosing accounts receivable. Lessor shall have no liability for uncollec- tible receivables and shall not be obligated to bear any expense as a result of such activities on behalf of Lessee. Subject to the provisions of Article 24 hereof, Lessor shall remit to Lessee or its assignee those portions of any payments received by Lessor which are specifically designated as repayment or reimbursement arising out of cost reports filed for the cost reporting periods ending on or prior to the Closing Date.

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36.7     With respect to residents at the Facilities on the Closing Date, Lessor and Lessee agree as follows:

(1)       With respect to Medicare and Medicaid residents, Lessor and Lessee agree that subject to the provisions of Article 24 hereof, payment for in-house residents covered by Medicare or Medicaid on the Closing Date will be made (on a per diem basis) by Medicare or Medicaid under current regulations directly to Lessee for services rendered at the Demised Premises prior to the Closing Date. Said payments shall be the sole responsibility of Lessee and Lessor shall in no way be liable therefor. After the Closing Date, Lessor and Lessee shall each have the right to review supporting books, records and documentation that are in the possession of the other relating to Medicaid or Medicare payments.

(2)       If, following the Closing Date, Lessor receives payment from any state or federal agency or third-party provider which represents reimbursement with respect to services provided at the Demised Premises prior to the Closing Date, Lessor agrees that, subject to the provisions of Article 24 hereof, it shall remit such payments to Lessee. Payments by Lessor to Lessee shall be accompanied by a copy of the appropriate remittance.

(3)       If, following the Closing Date, Lessee receives payment from any state or federal agency or third-party provider which represents reimbursement with respect to services provided at the Facilities on or after the Closing Date, Lessee agrees that, it shall remit such payments to Lessor. Payments by Lessee to Lessor shall be accompanied by a copy of the appropriate remittance.

36.8     In addition to the obligations required to be performed hereunder by Lessee and Lessor on and after the Closing Date, Lessee and Lessor agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing Date such other instruments, documents and materials, as the other may reasonably request in order to effectuate the consummation of the transaction contemplated herein, including but not limited to any documents or filings which may be required to be delivered by Lessee to Lessor or be filed in order for the transaction contemplated hereunder to be in compliance with all local, state and federal laws, statutes, rules and regulations.

36.9     Lessee for itself, its successors and assigns hereby indemnifies and agrees to defend and hold Lessor and the other Lessor Parties and their respective successors and assigns harmless from and against any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies (including interest, penalties and reasonable attorney’s fees, costs and expenses) which any of them may suffer as a result of the breach by Lessee in the performance of any of its commitments, covenants or obligations under this Article 36, or with respect to any suits, arbitration proceedings, administrative actions or investigations which relate to the use by Lessee of the Demised Premises during the Term or for any liability which may arise from operation of the Demised Premises as nursing homes during the Term, including without limitation, any amounts due or to be reimbursed to any governmental authority based upon any audit or review of Lessee or of the Facilities or the operation thereof and pertaining to the period prior to the Closing Date or any amounts recaptured under Titles XVIII or XIX based upon applicable Medicaid/Medicare recapture regulations. The rights of Lessor under this paragraph are without prejudice to any other remedies not inconsistent herewith which Lessor may have against Lessee pursuant to the terms of this Lease. The foregoing indemnity shall survive the expiration or termination of this Lease, whether due to lapse of time or otherwise.

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36.10   So long as the termination of this Lease is not due to a default by Lessee hereunder and provided further that Lessee has performed in accordance with Article 36 herein, Lessor for itself, its successors and assigns hereby indemnifies and agrees to defend and hold Lessee and its successors and assigns harmless from any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies (including interest, penalties and reasonable attorney’s fees, costs and expenses) which any of them may suffer as a result of the breach by Lessor in the performance of any of its commitments, covenants or obligations under this Article 36, or with respect to any suits, arbitration proceedings, administrative actions or investigations which relate to the use of the Demised Premises after the Term or for any liability which may arise from operation of the Demised Premises as nursing homes after the Term. The rights of Lessee under this paragraph are without prejudice to any other remedies not inconsistent herewith which Lessee may have against Lessor pursuant to the terms of this Lease or otherwise.

36.11   Lessor shall have the right to offset against any monies due Lessee pursuant to the terms of this Article 36, any amounts due by Lessee to Lessor pursuant to this Lease or due by Lessee to any third party, including without limitation any amounts due for taxes, utilities, unemployment insurance premiums, payroll obligations or any other obligation arising from the operation of the Demised Premises.

36.12   Anything to the contrary contained in this Article 36 notwithstanding, in the event the termination of this Lease is due to a default by Lessee hereunder, none of the provisions of this Article 36 shall in any way limit, reduce, restrict or modify the rights granted to Lessor pursuant to Articles 21, 23 and 24 of this Lease, and to the extent any monies are due to Lessee pursuant to this Article 36, such sums shall be applied by Lessor to any damages suffered by Lessor as a result of Lessee’s default hereunder.

36.13   Lessor and Lessee agree to cooperate with each other in order to effectuate the terms and provisions of this Article 36.

ARTICLE 37 – INTENTIONALLY OMITTED

ARTICLE 38 - HAZARDOUS SUBSTANCES

38.1     Lessee shall not install or permit to be installed in the Leased Property, any asbestos or asbestos-containing materials, nor install, permit to be installed, generate, transport, store, treat or dispose of, at the Leased Property any asbestos or any substance containing asbestos or hazardous substance (as hereinafter defined). With respect to any hazardous substance or condition, Lessee shall promptly either: (a) remove or remediate any such hazardous substance or condition; or (b) otherwise comply with such federal, state or local laws, rules, regulations or orders, in all such events at Lessee’s sole expense, and provide evidence thereof which is satisfactory to Lessor. If Lessee shall fail to so remove or otherwise comply, Lessor may, after notice to Lessee and the expiration of the earlier of (i) the applicable cure period hereunder or (ii) the cure period permitted under the applicable law, rule, regulation or order, either declare this Lease to be in default or do whatever is necessary to remove or remediate said hazardous substance(s) or condition(s) from the Leased Property or otherwise comply with the applicable law, rule, regulation or order, and Lessor’s costs and expenses in respect thereof shall be due and payable upon demand. Lessee shall give to Lessor and its agents and employees access to the Leased Property for purposes of removing or remediating said asbestos or other hazardous substance(s) or condition(s) and conducting appropriate tests for the purpose of ascertaining compliance with the terms hereof. Lessee shall promptly provide Lessor copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to any hazardous substance or condition.

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38.2     For purposes of this Article 38 “hazardous substance” means any material, chemical, compound or other substance defined or regulated as a hazardous toxic or dangerous substance, waste, pollutant or material, or otherwise giving rise to liability, under the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 52 U.S.C. Section 9601 et seq. or any other federal, state or local law, ordinance or regulation relating to the protection of public health or safety, the environment or natural resources, including without limitation any common law theory based on nuisance or strict liability (collectively, the “environmental laws”).

38.3     Lessee shall not conduct or authorize the generation, transportation, storage, treatment or disposal at the Leased Property of any hazardous substance, without prior written authorization by Lessor, and Lessee’s failure to comply with the foregoing prohibition shall constitute a default under this Lease.

38.4     If the presence, release, threat of release or placement on or in the Leased Property, or the generation, transportation, storage, treatment or disposal at the Leased Property of any hazardous substance: (i) gives rise to liability (including, but not limited to, a response action, remedial action or removal action) under any of the environmental laws, (ii) poses a significant threat to public health or safety, or (iii) pollutes or threatens to pollute the environment, then Lessee shall promptly take any and all remedial and removal action necessary to eliminate such liability, threat to public health or safety or pollution, as the case may be, and take all actions to mitigate to the maximum extent possible, liability arising from the hazardous substance, whether or not required by law.

38.5     Lessee shall defend (with counsel reasonably satisfactory to Lessor), indemnify the Lessor Parties and hold the Lessor Parties harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims) that any Lessor Party may incur as a result of or in connection with (a) the assertion against any Lessor Party of any claim relating to the presence or removal of any asbestos or other hazardous substance at the Leased Premises, or (b) failure of the Leased Premises on any portion of the Leased Premises to comply with any and all environmental laws, or (c) the breach by Lessee of any of its covenants contained in this Article 38. The foregoing indemnity shall survive the expiration or termination of this Lease whether due to the lapse of time or otherwise.

ARTICLE 39 - LIMITATION OF LESSOR’S LIABILITY

39.1     In the event of any conveyance or other divestiture of title to the Leased Property the grantor or the person who is divested of title shall be entirely freed and relieved of all covenants and obligations thereafter accruing hereunder, and the grantee or the person who otherwise succeeds to title shall be deemed to have assumed the covenants and obligations of Lessor thereafter accruing hereunder and shall then be Lessor under this Lease. Notwithstanding anything to the contrary provided in this Lease, if Lessor or any successor in interest of Lessor shall be an individual, partnership, limited liability company, corporation, trust, tenant in common or mortgagee, there shall be absolutely no personal, corporate or entity liability on the part of such Lessor or any individual or member of Lessor or any manager, stockholder, director, officer, employee, partner or trustee of Lessor with respect to the terms, covenants or conditions of this Lease, and Lessee shall look solely to the interest of Lessor in the Leased Property for the satisfaction of each and every remedy which Lessee may have for the breach of this Lease; such exculpation from personal, corporate or entity liability to be absolute and without any exception, whatsoever.

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ARTICLE 40 – AMENDMENT AND RESTATEMENT

40.1     From and after the date of this Lease, Lease 1, Lease 2 and Lease 3 are hereby amended, restated and consolidated into this Lease, such that the terms and conditions of this Lease shall govern.

[SIGNATURE PAGE FOLLOWS THIS PAGE]

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FIRST AMENDMENT TO MASTER LEASE
(OHI – Trillium)

THIS FIRST AMENDMENT TO MASTER LEASE ("Lease") is executed and delivered as of this 6th day of September, 2019 and is entered into by and among CRETE PLUS FIVE PROPERTY, L.L.C., a Delaware limited liability company, IOWA LINCOLN COUNTY PROPERTY, L.L.C., a Delaware limited liability company, MUSCATINE TOLEDO PROPERTIES, L.L.C., a Delaware limited liability company, and AVERY STREET PROPERTY, L.L.C., a Delaware limited liability company (collectively, "Lessor"), and IANE PROPERTIES I, LLC, a Florida limited liability company, and IANE PROPERTIES II, LLC, a Florida limited liability company (together "Lessee").

RECITALS

A. Lessee and Lessor have executed and delivered to each other a Master Lease dated as of May 13, 2015 (the "Existing Master Lease") pursuant to which Lessee leases from Lessor certain healthcare facilities.

B. Lessor and Lessee desire to amend the Existing Master Lease to permit the closure and prospective sale of the Closed Facilities (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Definitions.

(a) Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b) The following definitions are hereby added to Section 1.1 of the Existing Master Lease as follows:

Closed Facilities: The Facilities commonly known as:

Arbor Manor
2550 North Nye Avenue
Freemont, Nebraska 68025

Crete Manor
830 East 1st Street
Crete, Nebraska 68333

West Point Living Center
960 Prospect Road
West Point, Nebraska 68788

1

First Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 8.20.19

Fair Oaks Care Centre
1201 South Walnut Street
Shenandoah, Iowa 51061

(c) From and after the date of this Amendment, each reference to the Existing Master Lease in the Existing Master Lease or the documents executed in connection with the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Closure of Closed Facilities. Lessor agrees that, notwithstanding anything to the contrary in the Existing Master Lease, Lessee has closed or, is in the process of closing, the Closed Facilities. Lessee shall at its own expense proceed to close the Closed Facilities with reasonable diligence (and, in any case, on or before August 31, 2019) and in accordance with all applicable Legal Requirements. During the remainder of the Term, the Closed Facilities shall remain subject to all of the terms and conditions of the Existing Master Lease, including, but not limited to, the obligation of Lessee to insure the Facilities, to secure and maintain the Facilities, and to pay all Impositions in connection with them but specifically excluding any terms and conditions related to the continued operation of the Closed Facilities as a skilled nursing facility and related to the continued licensure and certification of the Closed Facilities. In no event shall Base Rent be reduced as a result of the closure of the Closed Facilities.

3. Sale of Closed Facilities.

(a) After the date of this Amendment, Lessor will use commercially reasonable efforts to market for sale the Closed Facilities. Lessee will reasonably cooperate with Lessor with regard to the marketing for sale of the Closed Facilities, including, but not limited to, providing such information regarding the operations of the Closed Facilities and such access to the Closed Facilities, as may be reasonably requested by Lessor. The acceptance or rejection of any offer to purchase the Closed Facilities shall be made by Lessor in its sole discretion. All net proceeds from the sale (after payment of Lessor's closing costs) of the Closed Facilities shall be paid to Lessor. The Closed Facilities may be sold individually or collectively, as determined by Lessor.

(b) Base Rent Reduction. Upon the closing of the sale of a Closed Facility, the annual Minimum Rent payable under the Master Lease shall be reduced by an amount equal to nine and one half percent (9.5%) of the net proceeds received by Lessor from the sale of such Closed Facility.

(c) Other Amendments. Upon the closing of any such sale transaction of a Closed Facility (each a "Closing"), Lessee and Lessor shall amend the Master Lease to delete the applicable Closed Facility (or Closed Facilities) as Facilities, reduce the annual Base Rent as provided above. In connection with each such amendment, each guarantor, each sublessee, and each other Affiliate of Lessee shall ratify and affirm its obligations under the Master Lease and the related documents. The obligations of Lessee under the Master Lease with respect to the Closed Facilities, which, by their terms, survive the termination of the Master Lease, shall survive the termination of the Master Lease as to the Closed Facilities.

2

First Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 8.20.19

SCHEDULE A

CRETE PLUS FIVE

(i)	a certain tract of land located in the State of Nebraska and more particularly described in Exhibit A-1 attached hereto and made a part hereof (the “Arbor Land”) and a 147-bed nursing home facility commonly known as Arbor Manor having a street address of 2550 North Nye Avenue, Fremont, Nebraska (the “Arbor Facility”);
(ii)	a certain tract of land located in the State of Nebraska and more particularly described in Exhibit A-2 attached hereto and made a part hereof (the “Haven Land”) and a 76-bed nursing home facility commonly known as Haven Home having a street address of 100 West Elm Street, Kenesaw, Nebraska (the “Haven Facility”);
(iii)	a certain tract of land located in the State of Nebraska and more particularly described in Exhibit A-3 attached hereto and made a part hereof (the “Pierce Land”) and a 75-bed nursing home facility commonly known as Pierce Manor having a street address of 515 East Main Street, Pierce, Nebraska (the “Pierce Facility”);
(iv)	a certain tract of land located in the State of Nebraska and more particularly described in Exhibit A-4 attached hereto and made a part hereof (the “Pawnee Land”) and a 64-bed nursing home facility commonly known as Pawnee Manor having a street address of 438 12th Street, Pawnee City, Nebraska (the “Pawnee Facility”);
(v)	a certain tract of land located in the State of Nebraska and more particularly described in Exhibit A-5 attached hereto and made a part hereof (the “Crete Land”) and a 104-bed nursing home facility commonly known as Crete Manor having a street address of 830 East 1st Street, Crete, Nebraska (the “Crete Facility”); and
(vi)	a certain tract of land located in the State of Nebraska and more particularly described in Exhibit A-6 attached hereto and made a part hereof (the “West Point Land”) and a 64 -bed nursing home facility commonly known as West Point Living Center having a street address of 960 Prospect Road, West Point, Nebraska (the “West Point Facility”).

Collectively, the Arbor Land, the Haven Land, the Pierce Land, the Pawnee Land, the Crete Land, and the West Point Land, referred to herein as the “Crete Plus Five Land”.

Collectively, the Arbor Facility, the Haven Facility, the Pierce Facility, the Pawnee Facility, the Crete Facility, and the West Point Facility, referred to herein as the “Crete Plus Five Facilities”.

IOWA LINCOLN COUNTY

(vii)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-7 attached hereto and made a part hereof (the “Creston Land”) and a 40 bed skilled nursing facility commonly known as Crest Haven Care Centre, having a street address of 1000 East Howard Street, Creston, Iowa (the “Creston Facility”);
(viii)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-8 attached hereto and made a part hereof (the “North Platte SNF Land”) and a 71 bed skilled nursing facility commonly known as North Platte Care Centre, having a street address of 2900 West E Street, North Platte, Nebraska (the “North Platte SNF Facility”);

Shedule

(ix)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-9 attached hereto and made a part hereof (the “North Platte ALF Land”) and a 49 bed assisted living facility commonly known as Premier Estates of North Platte, having a street address of 2895 West E Street, North Platte, Nebraska (the “North Platte ALF Facility”);
(x)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-10 attached hereto and made a part hereof (the “Onawa SNF Land”) and a 100 bed skilled nursing facility commonly known as Elmwood Care Centre, having a street address of 222 North 15th Street, Onawa, Iowa (the “Onawa SNF Facility”);
(xi)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-11 attached hereto and made a part hereof (the “Onawa ALF Land”) and a 29 bed assisted living facility commonly known as Premier Estates of Elmwood, having a street address of 190 North 15th Street, Onawa, Iowa (the “Onawa ALF Facility”);
(xii)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-12 attached hereto and made a part hereof (the “Rock Rapids SNF Land”) and a 44 bed skilled nursing facility commonly known as Rock Rapids Care Centre, having a street address of 703 South Union Street, Rock Rapids, Iowa (the “Rock Rapids SNF Facility”);
(xiii)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-13 attached hereto and made a part hereof (the “Rock Rapids Land”) and a 29 bed assisted living facility commonly known as Premier Estates Rock Rapids, having a street address of 1510 South Carroll Avenue, Rock Rapids, Iowa (the “Rock Rapids Facility”);
(xiv)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-14 attached hereto and made a part hereof (the “Rockwell City Land”) and a 38 bed skilled nursing facility commonly known as Sunny Knoll Care Centre, having a street address of 135 Warner Street, Rockwell City, Iowa (the “Rockwell City Facility”);
(xv)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-15 attached hereto and made a part hereof (the “Shenandoah Land”) and a 20 bed residential care facility commonly known as Fair Oaks Care Centre, having a street address of 1201 South Walnut Street, Shenandoah, Iowa (the “Shenandoah Facility”), and
(xvi)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-16 attached hereto and made a part hereof (the “New Hampton Land”) and a 70-bed skilled nursing facility commonly known as New Hampton Care Center, with a street address of 530 South Linn Avenue, New Hampton, Iowa (the “New Hampton Facility”).

Collectively, the Creston Land, the North Platte SNF Land, the North Platte ALF Land, the Onawa SNF Land, the Onawa ALF Land, the Rock Rapids Land, the Rock Rapids SNF Land, the Rockwell City Land, the Shenandoah Land and the New Hampton Land, referred to herein as the “Iowa Lincoln County Land”.

Collectively, the Creston Facility, the North Platte SNF Facility, the North Platte ALF Facility, the Onawa SNF Facility, the Onawa ALF Facility, the Rock Rapids Facility, the Rock Rapids SNF Facility, the Rockwell City Facility, the Shenandoah Facility and the New Hampton Facility, referred to herein as the “Iowa Lincoln County Facilities”.

Schedule

MUSCATINE TOLEDO

(xvii)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-17 attached hereto and made a part hereof (the “Muscatine Land”) and a 18-unit independent living facility commonly known as Carrington Place of Muscatine having a street address of 3440 Mulberry Ave., Muscatine, IA 52761 (the “Muscatine Facility”), and
(xviii)	a certain tract of land located in the State of Iowa and more particularly described in Exhibit A-18 attached hereto and made a part hereof (the “Toledo Land”) and a 75- bed nursing home facility and 18-unit independent living facility commonly known as Carrington Place of Toledo having a street address of 403 Grandview Drive, Toledo, IA 52342 (the “Toledo Facility”).

Collectively, the Muscatine Land and the Toledo SLasnd, referred to herein as the “Muscatine Toledo Land”.

Collectively, the Muscatine Facility and the Toledo Facility, referred to herein as the “Muscatine Toledo Facilities”.

PENSACOLA

(xix)	a certain tract of land located in the State of Florida and more particularly described in Exhibit A-19 attached hereto and made a part hereof (the “Pensacola Land”) and a 118-bed nursing facility located at 1717 W. Avery St., Pensacola, Florida (the “Pensacola Facility”).

Schedule

SCHEDULE 18.1

LIST OF ALL SUBLEASES

Schedule

EXHIBIT “A”

LEGAL DESCRIPTION OF LAND

SEE ATTACHED EXHIBIT “A-1” THROUGH EXHIBIT “A-19”

Exhibit A to Master Lease

EXHIBIT “A-1”

LEGAL DESCRIPTION OF ARBOR LAND

Beginning on the West line of the Southwest Quarter of Section 11, Township 17, Range 8 East of the 6th P.M., 990 feet North of the Southwest corner of said Section, thence North to the South line of the Chicago and Northwestern Railroad right of way, thence Northeasterly along the Southern margin of said right of way, 389.8 feet; thence South parallel with the West margin of said Section, to a point 990 feet North of the South line of said Section, thence due West parallel with the South line of said Section to the place of beginning, in Dodge County, Nebraska. Said tract sometimes referred to as Colonial Home, Inc. Subdivision, as shown on Replat of Golf Club Manor Subdivision in the Southwest Quarter of Section 11, Township 17, Range 8, and the Southeast Quarter of Section 10, Township 17 North, Range 8 East of the 6th P.M., Dodge County, Nebraska.

Exhibit A to Master Lease

EXHIBIT “A-2”

LEGAL DESCRIPTION OF HAVEN LAND

Lot 11, 12, 13 and 14, Original Town, now Village of Kenesaw, Adams County, Nebraska.

Exhibit A to Master Lease

EXHIBIT “A-3”

LEGAL DESCRIPTION OF PIERCE LAND

A tract of land lying wholly within the Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4) of Section 26, Township 26 North, Range 2, West of the 6th P.M., Pierce County, Nebraska, more particularly described as follows:

Beginning at a point which is 49.90 feet North and 628.00 feet East of the Southwest corner of the NW 1/4 of Section 26, Township 26 North, Range 2 West; thence North a distance of 311 feet to a point; thence East a distance of 296.00 feet to a point; thence South 311 feet to a point; thence West a distance of 296.00 feet to the point of beginning.

And

A tract of land lying wholly within the Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4) of Section 26, Township 26 North, Range 2, West of the 6th P.M., Pierce County, Nebraska, more particularly described as follows:

Beginning at a point which is 49.90 feet North and 924.00 feet East of the Southwest corner of the NW 1/4 of Section 26, Township 26 North, Range 2 West; thence North a distance of 311 feet to a point; thence East a distance of 15.00 feet to a point; thence South 311 feet to a point; thence West a distance of 15.0 feet to the point of beginning.

Exhibit A to Master Lease

EXHIBIT “A-4”

LEGAL DESCRIPTION OF PAWNEE LAND

All of Block 13 and Lots 6 and 7, Block 14, all in North Pawnee City Addition, together with the East- West alley through the center of Block 13, from Chestnut to Sheridan Street and vacated Sheridan Street lying between Blocks 13 and 14 from 5th to 6th Streets, all in North Pawnee City Addition, an Addition to the City of Pawnee City, Pawnee County, Nebraska.

Exhibit A to Master Lease

EXHIBIT “A-5”

LEGAL DESCRIPTION OF CRETE LAND

PARCEL 1:

That part of Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), in Block Two Hundred and Fifty-Two (252), lying East of the Missouri Pacific Railroad Right of Way, also known as the Crete Branch of Union Pacific Railroad, all in the City of Crete, Saline County, Nebraska;

PARCEL 2:

All of Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8), Nine (9), Ten (10), Eleven (11), and Twelve (12), in Block Two Hundred and Fifty-Three (253), all in the City of Crete, Saline County, Nebraska.

PARCEL 3:

ALL right, title and interest in and to right of way of the abandoned Crete Branch of the Union Pacific Railroad Company, situate in Lots One (1), Two (2), Three (3), Four (4), Five (5), and Six (6), in Block Two Hundred and Fifty-two (252), together with the adjoining portion of vacated Forest Street and vacated alley, all in the City of Crete, Saline County, Nebraska.

Exhibit A to Master Lease

EXHIBIT “A-6”

LEGAL DESCRIPTION OF WEST POINT LAND

That part of Lot 1 in the Northeast Quarter of the Northwest Quarter of Section 35, Township 22 North, Range 6 East of the 6th P.M., Cuming County, Nebraska, lying South and East of the County Road across said Lot as described in Deed Record 45, Page 487, described as follows: Beginning at the Northeast corner of said Lot 1 thence S 500°; thence due West to the East line of the road above described, thence Northeasterly along the East line of said road to the North line of said Lot 1; thence East to the point of beginning, also known as Lot “B”, Trinity Addition to West Point, Cuming County, Nebraska.

Exhibit A to Master Lease

EXHIBIT “A-7”

LEGAL DESCRIPTION OF CRESTON LAND

Lots Numbered Two Hundred Twenty-nine (229), Two Hundred Thirty (230), Two Hundred Thirty- one (231), Two Hundred Fifty-nine (259), Two Hundred Sixty (260), Two Hundred Sixty-one (261), Two Hundred Sixty-two (262), Two Hundred Sixty-three (263), Two Hundred Sixty-four (264), Two Hundred Eighty-seven (287), Two Hundred Eighty-eight (288), Two Hundred Eighty-nine (289), Two Hundred Ninety (290) and Two Hundred Ninety-one (291) AND the alley lying between Howard Street and Mills Street and extending East from the East line of Grand Avenue to Palm Street, between the South side of Lots 261, 260, 259, 290 and 291 and the North side of Lots 262 and 289 in McDonald’s North Addition, Section “B”, Creston, Union County, Iowa, and the alley lying between Grand Avenue and Palm Street, and extending North from Mills Street between Lots 264, 263 and 262 on the West side of the alley and Lots 287, 288 and 289 on the East side of the alley in McDonald’s North Addition, Section “B “,Creston, Union County, Iowa.

AND

The East 20 feet of Grand Avenue from its terminus with Howard Street on the North and ending with the terminus with Mills Street on the South, all located in Creston, Union County, Iowa.

Exhibit A to Master Lease

EXHIBIT “A-8”

LEGAL DESCRIPTION OF NORTH PLATTE SNF LAND AND NORTH PLATTE ALF LAND

Lot 1, Valley View Replat filed April 8, 1997 in Cabinet F, Slide 65A, being a Part of Government Lots 1 and 2 in the Northwest Quarter of Section 6, Township 13 North, Range 30 West of the 6th P.M., in Lincoln County, Nebraska and that part of the vacated alley adjacent thereto on the East 8 feet.

Exhibit A to Master Lease

EXHIBIT “A-9”

LEGAL DESCRIPTION OF NORTH PLATTE ALF LAND

SEE EXHIBIT “A-8”

Exhibit A to Master Lease

EXHIBIT “A-10”

LEGAL DESCRIPTION OF ONAWA SNF LAND

AND ONAWA ALF LAND

Parcel 1:

All that part of the Northeast Quarter of Section 5, Township 83 North, Range 45 West of the 5th PM, Monona County, Iowa, described as commencing at the North Quarter Corner of said Section 5-83- 45, thence East 955.30 feet along the North line of said Section 5-83-45, thence South 02 degrees 16 minutes 26.7 seconds East 962.64 feet to the Point of Beginning, thence continuing South 02 degrees 16 minutes 26.7 seconds East 350.0 feet, thence South 87 degrees 43 minutes 33.3 seconds West 600.00 feet, thence North 02 degrees 16 minutes 26.7 seconds West 350.0 feet, thence North 87 degrees 43 minutes 33.3 seconds East 600.0 feet to the Point of Beginning.

AND

Parcel 2:

All that part of the Northeast Quarter of Section 5, Township 83 North, Range 45 West of the 5th PM, Monona County, Iowa, described as commencing at the North Quarter Corner of said Section 5-83- 45, thence due East along the North line of the Northeast Quarter of Section 5-83-45, 955.3 feet, thence South 02 degrees 16 minutes 26.7 seconds East 527.04 feet to the Point of Beginning, thence continuing South 02 degrees 16 minutes 26.7 seconds East 435.60 feet to the NE Corner of Elmwood Care Center Tract, thence South 87 degrees 43 minutes 33.3 seconds West 600.00 feet along the North line of Elmwood Care Center Tract to the NW Corner of said tract, thence North 02 degrees 16 minutes 26.7 seconds West 435.60 feet, thence North 87 degrees 43 minutes 33.3 seconds East 600.00 feet to the Point of Beginning

NOTE: THE NORTH LINE OF THE NE¼ OF SECTION 5-83-45 IS ASSUMED TO BEAR DUE EAST.

Parcel 3:

All that part of the Northeast Quarter (NE¼) of Section Five (5), Township Eighty-three (83) North, Range Forty-five (45) West of the 5th P.M., Monona County, Iowa, described as commencing at the North Quarter (N¼) comer of Section 5-83-45; thence due East along the North line of the NE¼ of Section 5-83-45, 998.60 feet; thence South 01° 21’ 40” East 525.40 feet to the point of beginning; thence continuing South 01° 21’ 40” East 785.70 feet to the Easterly extension of the South line of Elmwood Care Centre property; thence South 87° 43’ 33.3” West along said South line 22.45 feet to the Southeast (SE) corner of Elmwood Care Centre property; thence North 02° 16’ 26.7” West 785.60 feet to the Northeast (NE) corner of the Assisted Living property; thence North 87° 43’ 33.3” East 34.90 feet to the point of beginning.

Exhibit A to Master Lease

EXHIBIT “A-11”

LEGAL DESCRIPTION OF ONAWA ALF LAND

SEE EXHIBIT “A-10”

Exhibit A to Master Lease

EXHIBIT “A-12”

LEGAL DESCRIPTION OF ROCK RAPIDS SNF LAND

Lot 1 of Wubbena’s Second Addition to the City of Rock Rapids, as shown by the Plat recorded in Plat Book 8, Page 84, in the Office of the Recorder of Lyon County, Iowa.

Exhibit A to Master Lease

EXHIBIT “A-13”

LEGAL DESCRIPTION OF ROCK RAPIDS LAND

Blocks 1 and 2 of South Ridge Second Addition to the City of Rock Rapids, as shown by the Plat recorded in Plat Book 10, Page 30, in the Office of the Recorder of Lyon County, Iowa.

And that portion of the 33 foot wide easement in Easement “D” which is described as being for all utilities and road access, which extends through Blocks 1 and 2 of South Ridge Second Addition to Rock Rapids, Iowa, to that point where said Easement “D” intersects the South boundary of Block 2, of South Ridge Second Addition to Rock Rapids, Iowa.

Also known as the portion of the 33 foot wide easement described as Easement “D” in the Plat of Moret’s Addition to Rock Rapids, Iowa, which Plat was filed August 16, 1979 in Book 5 at Page 147, which 33 foot easement now extends along the East boundary line of Blocks 1 and 2 of South Ridge Second Addition to the City of Rock Rapids, Iowa, to that point where said Easement “D” intersects the South boundary of Block 2, of South Ridge Second Addition to Rock Rapids, Iowa.

Exhibit A to Master Lease

EXHIBIT “A-14”

LEGAL DESCRIPTION OF ROCKWELL CITY LAND

Lot 1 of Warner Subdivision to Rockwell City, recorded in Book N, Page 603, in Calhoun County, Iowa.

Exhibit A to Master Lease

EXHIBIT “A-15”

LEGAL DESCRIPTION OF SHENANDOAH LAND

Parcel B of Northeast Quarter of Northwest Quarter of Section 30, Township 69 North, Range 39 West of 5th P.M., in the City of Shenandoah, Page County, Iowa, shown by Survey recorded in Book 584 at Page 847, except that portion deeded to the City of Shenandoah, Iowa, for street purposes, in Warranty Deed recorded as Document No. 20060807.

Exhibit A to Master Lease

EXHIBIT “A-16”

LEGAL DESCRIPTION OF NEW HAMPTON LAND

That part of the N.W. fractional ¼ of Section 18, Township 95, Range 12 West of the 5th Principal Meridian in Chickasaw County, Iowa, described as follows:

Commencing at the W¼ corner of Section 18, Township 95 North, Range 12; thence running North along the West line of the NW fractional ¼ of said Section a distance of 1332.58 feet to a point on the centerline of U.S. Highway No. 63; thence running East at an angle of 90 degrees from the last described line a distance of 70.0 feet to a point on the East right of way line of Highway No. 63 that is the point of beginning; thence running North along the East right of way line 70.0 feet from and parallel with the centerline of U.S. Highway No. 63 a distance of 400.00 feet; thence running East at an angle of 90 degrees from the last described line a distance of 350.00 feet; thence running South on a line that is 350.00 feet from and parallel with the East right of way line of Highway No. 63 a distance of 400.00 feet; thence running West a distance of 350.00 feet to the point of beginning.

Exhibit A to Master Lease

EXHIBIT “A-17”

LEGAL DESCRIPTION OF MUSCATINE LAND

A part of the Northeast Quarter of Section 28, Township 77 North, Range 2 West of the 5th Principal Meridian, in Muscatine County, Iowa, more particularly described as follows:

Commencing at the east quarter corner of said Section 28, and running thence North 90° West on the south line of the northeast quarter of said Section 28, a distance of 876.9 feet; thence North 0° 29’ West, a distance of 964.7 feet to the center line of County Road “W”; thence North 70° 05’ West on the center line of said road a distance of 412.9 feet; thence North 27° 57’ 20” West on the center line of said road, a distance of 580.8 feet; thence South 62° 02’ 40” West, a distance of 46 feet to the southwesterly right-of-way line of said County Road “W” and the point of beginning; thence South 27° 57’ 20” East on said southwesterly line, a distance of 598.52 feet; thence South 70° 05’ East on said southwesterly line, a distance of 82.9 feet; thence South 62° 02’ 40” West, a distance of 380.6 feet; thence North 27° 57’ 20” West, a distance of 660 feet; thence North 62° 02’ 40” East, a distance of 325 feet to the point of beginning.

Exhibit A to Master Lease

EXHIBIT “A-18”

LEGAL DESCRIPTION OF TOLEDO LAND

Lots 22, 23, 24, 31 and 32, Indian Head Addition to Toledo, Tama County, Iowa;

Together with an easement for sanitary sewer line dated June 6, 1987, recorded July 7, 1987 in Book 434 at Page 110.

Exhibit A to Master Lease

EXHIBIT “A-19”

LEGAL DESCRIPTION OF PENSACOLA LAND

Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12, Block 46, KUPFRIAN PARK SUBDIVISION, as recorded in Deed Book 62, page 245, of the public records of Escambia County, Florida, and also all of the alleyway running through Block 46 of KUPFRIAN PARK SUBDIVISION, Section 30, Township 2 South, Range 30 West, Escambia County, Florida, according to the plat of said subdivision recorded in Book 62, at page 245 of the public records of Escambia County, Florida, which alley runs in an Easterly direction from “N” Street on the West to “M” Street on the East and together with a portion of Mallory Street running between Block 46 and Block 38 of KUPFRIAN PARK SUBDIVISION, Section 30, Township 2 South, Range 30 West, Escambia county, Florida, according to the plat of said subdivision recorded in Deed Book 62, page 245 of the public records of said County, which street runs in an Easterly direction from “N” Street on the West to “M” Street on the East, the portion of said street being more particularly described as follows:

All of the above described street which lies between the Southerly lot line of Lots 6 to 1, inclusive of Block 46 and the Northerly lot line of Lots 3 to 1, inclusive, Block 38, said street being a strip 300 feet in length lying Easterly of the Northerly extension of the Westerly block line of Block 38 and being more fully described as: Begin at the Northwesterly corner of said Block 38 and thence run Northerly along an extension of the Westerly block line of said Block 38 across said street to the Southwesterly corner of Lot 6, Block 46; thence run Easterly along the Northerly line of said street and the Southerly lot line of Lots 6 to 1, inclusive, a distance of 300 feet, more or less, to the Southeasterly corner of Lot 1, Block 46; thence run Southerly along an extension of the East line of said Block 46 to a point on the Northerly line of Osceola Boulevard extended from the Southwest corner of Block 45 in said KUPFRIAN PARK SUBDIVISION to the Northeast corner of said Block 38; thence run Southwesterly along said Northerly line of Osceola Boulevard to Northeast corner of said Block 38; thence run West along the South line of said Mallory Street a distance of 245 feet, more or less, to the Northwest corner of said Block 38 and the Point of Beginning.

Exhibit A to Master Lease

EXHIBIT “B”

PERSONAL PROPERTY

Furnishings, furniture, equipment and fixtures owned by Lessor and located at the Demised Premises.

Exhibit A to Master Lease

EXHIBIT “C”

BASE RENT AS OF JUNE 1, 2015

Lease Year	Annual Base Rent	Monthly Base Rent
6/1/15 - 3/31/16	$3,347,354.80 *10 month period	$334,735.48
4/1/16 - 3/31/17	$4,097,162.28	$341,430.19
4/1/17 - 3/31/18	$4,179,105.52	$348,258.79
4/1/18 - 3/31/19	$4,262,687.63	$355,223.97
4/1/19 - 3/31/20	$4,347,941.38	$362,328.45
4/1/20 - 3/31/21	$4,434,900.21	$369,575.02
4/1/21 - 3/31/22	$4,523,598.22	$376,966.52
4/1/22 - 3/31/23	$4,614,070.18	$384,505.85
4/1/23 - 3/31/24	$4,706,351.58	$392,195.97
4/1/24 - 3/31/25	$4,800,478.62	$400,039.88
4/1/25 - 3/31/26	$4,896,488.19	$408,040.68
4/1/26 - 3/31/27	$4,994,417.95	$416,201.50
4/1/27 - 5/31/27	$849,051.05 *2 month period	$424,525.53

Exhibit A to Master Lease

EXHIBIT “D”

Lease 1:

Master Lease dated January 31, 2012 by and between Lease 1 Lessor and Lease 1 Lessee, as amended by that certain First Amendment to Lease dated May 1, 2012, that certain Second Amendment to Lease dated September 6, 2012, that certain Third Amendment to Lease dated June 19th, 2013 and that certain Fourth Amendment to Lease dated February 27, 2014 (collectively, “Lease 1”).

Lease 1 Lessor: IOWA LINCOLN COUNTY PROPERTY, L.L.C., a Delaware limited liability company

Lease 1 Lessee: IANE PROPERTIES I, LLC, a Florida limited liability company

Lease 2:

Master Lease dated January 28, 2014 by and between Lease 2 Lessor and Lease 2 Lessee, as amended by that certain First Amendment to Lease dated March 19, 2014 (collectively, “Lease 2”).

Lease 2 Lessor: MUSCATINE TOLEDO PROPERTIES, L.L.C., a Delaware limited liability company

Lease 2 Lessee: IANE PROPERTIES I, LLC, a Florida limited liability company

Lease 3:

Master Lease dated January 14, 2014 by and between Lease 3 Lessor and Lease 3 Lessee, as amended by that certain First Amendment to Lease dated April 30, 2014 (collectively, “Lease 3”).

Lease 3 Lessor: AVERY STREET PROPERTY, L.L.C., a Delaware limited liability company

Lease 3 Lessee: IANE PROPERTIES II, LLC, a Florida limited liability company

Exhibit A to Master Lease

(d) Prorations. Lessee shall prorate all Taxes and Assessments with the purchaser of the Closed Facilities and such proration shall be in satisfaction of the parties' obligation to prorate such Taxes and Assessments pursuant to Section 6.2 of the Master Lease.

(e) Costs and Expenses. Lessee shall pay Lessor's costs, fees and expenses, including legal fees and expenses incurred in connection with (i) marketing, or (ii) any proposed sale of the Closed Facilities which does not close; provided, however, that Lessee shall have no obligation to reimburse Lessor for any broker's fee on a proposed sale that does not close.

4. Licensed Beds at Closing Facilities. Prior to any Closing, Lessee shall transfer at its expense all licenses, permits and certificates to operate the licensed beds at the Closed Facilities to one or more of the other Facilities covered by the Master Lease other than the Closed Facilities. Lessor shall reasonably cooperate with Lessee in connection with such transfers, including the delivery of such documents as are reasonably necessary to accomplish such transfers.

5. Representations and Warranties of Lessee. Lessee hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the Lease Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Lease Documents, as applicable, by or against it; (iv) the Master Lease has been duly executed and delivered by it; (v) this Master Lease constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (vi) no Event of Default under the Existing Master Lease, as amended hereby, has occurred and is continuing, unless such Event of Default has been specifically waived in writing by Lessor; (vii) all Taxes and Assessments required to be paid by Lessee under the Existing Master Lease as of the date of this Amendment have been paid in full; and (viii) to Lessee's actual knowledge, Lessor has fully performed all of its obligations under the Existing Master Lease through the date of this Amendment, and Lessor is in full compliance with its obligations under the Existing Master Lease.

6. Release. Each of Lessee and its affiliates joining in this Section hereby releases and forever discharges each of Lessor and its respective successors, assigns, agents, shareholders, directors, officers, employees, parent corporations, subsidiary corporations, affiliated corporations, and affiliates, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, whether known or unknown, absolute, mature, or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct, or indirect or otherwise arising prior to the date hereof;

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provided, however, that such release and discharge shall not release Landlord for failure to comply with the terms and conditions of the Existing Master Lease relating to the period after the date of this Amendment.

7. Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

8. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

9. Enforceability of Transaction Documents. Except as expressly and specifically set forth herein, the Existing Master Lease remain unmodified and in full force and effect.

10. Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

SIGNATURE PAGES FOLLOW

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Signature Page to
FIRST AMENDMENT TO MASTER LEASE
(OHI – Trillium)

IN WITNESS WHEREOF, the parties have executed this Master Lease by their duly authorized officers as of the date first above written.

LESSOR:	WITNESS:
CRETE PLUS FIVE PROPERTY, L.L.C. IOWA LINCOLN COUNTY PROPERTY, L.L.C., MUSCATINE TOLEDO PROPERTIES, L.L.C. AVERY STREET PROPERTY, L.L.C. Each a Delaware limited liability company	______________________ Print: ________________
By: ______________________ Name: Vikas Gupta Title: Senior Vice President – Acquisitions & Development	Donna Talipan Print: DONNA TALIPAN

THE STATE OF MARYLAND)
)
COUNTY OF BALTIMORE)

This instrument was acknowledged before me on the 6th day of September, 2019, by Vikas Gupta, the Senior Vice President – Acquisitions & Development of the above listed limited liability companies, on behalf of said limited liability companies.

Notary Public

JUDITH A. JACOBS
Notary Public, State of Maryland
County of Baltimore
My Commission Expires May 12, 2020

Signature Page – Page 1 of 3

Signature Page to
FIRST AMENDMENT TO MASTER LEASE
(OHI – Trillium)

LESSEE:

IANE PROPERTIES I, LLC
IANE PROPERTIES II, LLC
Each a Florida limited liability company

By: [signature]
Name: RICHARD T. MASON
Title: AUTH. REP.

WITNESS:

____

Print: ____________________

____

Print: ____________________

THE STATE OF Florida)
)
COUNTY OF Manatee)

This instrument was acknowledged before me on the 29 day of August, 2019, by Richard T Mason, Authorized Rep, the above listed Florida limited liability company, on behalf of said company.

Notary Public [signature: Dawn Caras]

DAWN CARAS
Commission # GG 109634
Expires May 30, 2021
Bonded Thru Budget Notary Services

Signature Page – Page 2 of 3

Acknowledgement and Joinder to
FIRST AMENDMENT TO MASTER LEASE
(OHI – Trillium)

The undersigned hereby (i) ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Loan Agreement and the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment, and (ii) join in the release contained in Section 6 as an affiliate of Lessee.

By: [signature]
Name: RICHARD T. MASON
Title: AUTH. REPRESENTATIVE

Acknowledgement and Joinder – Page 1 of 3

Acknowledgement and Joinder to
FIRST AMENDMENT TO MASTER LEASE
(OHI – Trillium)

RICH MASON

CHRISTINE MASON

Acknowledgement and Joinder – Page 2 of 3

Acknowledgement and Joinder to
FIRST AMENDMENT TO MASTER LEASE
(OHI – Trillium)

____
SHAYNE BENCH

Shari Bench
SHARI BENCH

Acknowledgement and Joinder – Page 1 of 3

Acknowledgement and Joinder to
FIRST AMENDMENT TO MASTER LEASE
(OHI – Trillium)

____
SHAYNE BENCH

____
SHARI BENCH

Acknowledgement and Joinder – Page 3 of 3

SECOND AMENDMENT TO MASTER LEASE
(OHI – Trillium)

THIS SECOND AMENDMENT TO MASTER LEASE ("Lease") is executed and delivered as of this 7th day of October, 2019 and is entered into by and among CRETE PLUS FIVE PROPERTY, L.L.C., a Delaware limited liability company, IOWA LINCOLN COUNTY PROPERTY, L.L.C., a Delaware limited liability company, MUSCATINE TOLEDO PROPERTIES, L.L.C., a Delaware limited liability company, and AVERY STREET PROPERTY, L.L.C., a Delaware limited liability company (collectively, "Lessor"), and IANE PROPERTIES I, LLC, a Florida limited liability company, and IANE PROPERTIES II, LLC, a Florida limited liability company (together "Lessee").

RECITALS

A. Lessee and Lessor have executed and delivered to each other a Master Lease dated as of May 13, 2015, as amended by a First Amendment to Master Lease dated September 6, 2019 (as amended, the "Existing Master Lease") pursuant to which Lessee leases from Lessor certain healthcare facilities.

B. Lessor and Lessee desire to amend the Existing Master Lease to reflect the sale of the Closed Facility commonly known as Fair Oaks Care Centre, 1201 South Walnut Street, Shenandoah, Iowa 51061 (the "Fair Oaks Facility").

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Definitions.

(a) Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b) The following definitions are hereby added to Section 1.1 of the Existing Master Lease as follows:

(c) From and after the date of this Amendment, each reference to the Existing Master Lease in the Existing Master Lease or the documents executed in connection with the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Exclusion of Fair Oaks Facility. The following definitions in the Existing Master Lease are hereby amended effective from and after the Effective Date as follows.

(a) The definition of "Facilities" as set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the Fair Oaks Facility.

(b) The definition of "Land" set forth in Section 1.1 of the Existing Master

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Second Amendment to Consolidated Master Lease (*OHI – Trillium*)
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Lease is hereby amended to exclude the real property on which the Fair Oaks Facility is located.

(c) The legal descriptions of the real property on which the Fair Oaks Facility is located as set forth on Exhibit "A-15" of the Existing Master Lease is hereby deleted.

(d) The definition of "Demised Property" and "Leased Property" set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the real property on which the Fair Oaks Facility is located.

The obligations of Lessee under the Existing Master Lease with respect to the Fair Oaks Facility, which, by their terms, survive the termination of the Existing Master Lease, shall survive the termination of the Existing Master Lease as to the Fair Oaks Facility.

3. Base Rent; Exhibit C. Exhibit C is hereby amended and restated effective from and after the Effective Date in its entirety by Exhibit C to this Amendment

4. Representations and Warranties of Lessee. Lessee hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the Lease Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Lease Documents, as applicable, by or against it; (iv) the Master Lease has been duly executed and delivered by it; (v) this Master Lease constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (vi) no Event of Default under the Existing Master Lease, as amended hereby, has occurred and is continuing, unless such Event of Default has been specifically waived in writing by Lessor; (vii) all Taxes and Assessments required to be paid by Lessee under the Existing Master Lease as of the date of this Amendment have been paid in full; and (viii) to Lessee's actual knowledge, Lessor has fully performed all of its obligations under the Existing Master Lease through the date of this Amendment, and Lessor is in full compliance with its obligations under the Existing Master Lease.

5. Release. Each of Lessee and its affiliates joining in this Section hereby releases and forever discharges each of Lessor and its respective successors, assigns, agents, shareholders, directors, officers, employees, parent corporations, subsidiary corporations, affiliated corporations, and affiliates, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, whether known or unknown, absolute, mature, or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct, or indirect or otherwise arising prior to the date hereof; provided, however, that such release and discharge shall not release Landlord for failure to

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comply with the terms and conditions of the Existing Master Lease relating to the period after the date of this Amendment.

6. Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

7. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

8. Enforceability of Transaction Documents. Except as expressly and specifically set forth herein, the Existing Master Lease remain unmodified and in full force and effect.

9. Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

SIGNATURE PAGES FOLLOW

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Signature Page to
SECOND AMENDMENT TO MASTER LEASE
(OHI – Trillium)

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date first above written.

LESSOR:

CRETE PLUS FIVE PROPERTY, L.L.C.
IOWA LINCOLN COUNTY PROPERTY, L.L.C.,
MUSCATINE TOLEDO PROPERTIES, L.L.C.
AVERY STREET PROPERTY, L.L.C.
Each a Delaware limited liability company

By: Megan M. Ames
Name: Megan M. Ames
Title: Senior Vice President – Operations

WITNESS:

Donna Talipan
Print: DONNA TALIPAN

Olivia Brown
Print: OLIVIA BROWN

THE STATE OF MARYLAND)
)
COUNTY OF BALTIMORE)

This instrument was acknowledged before me on the 18th day of October, 2019, by Megan M. Ames, the Senior Vice President – Operations of the above listed limited liability companies, on behalf of said limited liability companies.

Notary Public

JUDITH A. JACOBS
NOTARY PUBLIC
BALTIMORE CO., MD

JUDITH A. JACOBS
Notary Public, State of Maryland
County of Baltimore
My Commission Expires May 12, 2020

Signature Page – Page 1 of 3

Signature Page to
SECOND AMENDMENT TO MASTER LEASE
(OHI – Trillium)

LESSEE:

IANE PROPERTIES I, LLC
IANE PROPERTIES II, LLC
Each a Florida limited liability company

By: [signature]
Name: G. Shayne Bench
Title: Authorized Representative

WITNESS:

____
Print: ________________

____
Print: ________________

THE STATE OF Florida)
)
COUNTY OF Manatee)

This instrument was acknowledged before me on the 7 day of October, 2019, by G Shayne Bench, Authorized Rep, the above listed Florida limited liability company, on behalf of said company.

Notary Public [signature]

DAWN CARAS
Commission # GG 109634
Expires May 30, 2021
Bonded Thru Budget Notary Services

Signature Page – Page 2 of 3

Acknowledgement and Joinder to
SECOND AMENDMENT TO MASTER LEASE
(OHI – Trillium)

The undersigned hereby (i) ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Loan Agreement and the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment, and (ii) join in the release contained in Section 5 as an affiliate of Lessee.

By: ______________________
Name: G. Shayne Bench
Title: Authorized Representative

Acknowledgement and Joinder – Page 1 of 3

Acknowledgement and Joinder to
SECOND AMENDMENT TO MASTER LEASE
(OHI – Trillium)

RICHARD T. MASON

CHRISTINE MASON

Acknowledgement and Joinder – Page 2 of 3

Acknowledgement and Joinder to
SECOND AMENDMENT TO MASTER LEASE
(OHI – Trillium)

SHAYNE BENCH

SHARI BENCH

Acknowledgement and Joinder – Page 3 of 3

Exhibit C to
SECOND AMENDMENT TO MASTER LEASE
(OHI – Trillium)

Lease Year	Annual Rent		Monthly Rent
11/1/19 - 3/31/20	2,420,124	* 5 months period	484,025
4/1/20 - 3/31/21	5,924,464		493,705
4/1/21 - 3/31/22	6,042,954		503,579
4/1/22 - 3/31/23	6,163,813		513,651
4/1/23 - 3/31/24	6,287,089		523,924
4/1/24 - 3/31/25	6,412,831		534,403
4/1/25 - 3/31/26	6,541,087		545,091
4/1/26 - 3/31/27	6,671,909		555,992
4/1/27 - 5/31/27	1,134,225	* 2months period	567,112

Exhibit C – Page 1 of 1

THIRD AMENDMENT TO MASTER LEASE
(OHI – Trillium)

THIS THIRD AMENDMENT TO MASTER LEASE ("Lease") is executed and delivered as of this 31st day of January, 2020 and is entered into by and among CRETE PLUS FIVE PROPERTY, L.L.C., a Delaware limited liability company, IOWA LINCOLN COUNTY PROPERTY, L.L.C., a Delaware limited liability company, MUSCATINE TOLEDO PROPERTIES, L.L.C., a Delaware limited liability company, and AVERY STREET PROPERTY, L.L.C., a Delaware limited liability company (collectively, "Lessor"), and IANE PROPERTIES I, LLC, a Florida limited liability company, and IANE PROPERTIES II, LLC, a Florida limited liability company (together "Lessee").

RECITALS

A. Lessee and Lessor have executed and delivered to each other a Master Lease dated as of May 13, 2015, as amended by a First Amendment to Master Lease dated September 6, 2019, and a Second Amendment to Master Lease dated October 7, 2019 (as amended, the "Existing Master Lease") pursuant to which Lessee leases from Lessor certain healthcare facilities.

B. Lessor and Lessee desire to amend the Existing Master Lease to reflect the sale of the Closed Facilities commonly known as (i) Arbor Manor Living Center - 2550 North Nye Avenue, Fremont, NE 68025 (the "Arbor Facility"), and (ii) the West Point Living Center - 960 Prospect Road, West Point, NE 68788 (the "West Point Facility").

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Definitions.

(a) Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b) From and after the date of this Amendment, each reference to the Existing Master Lease in the Existing Master Lease or the documents executed in connection with the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Exclusion of Arbor Facility and West Point Facility. The following definitions in the Existing Master Lease are hereby amended effective from and after the Effective Date as follows.

(a) The definition of "Facilities" as set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the Arbor Facility and the West Point Facility.

1

Third Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 1.27.20

(b) The definition of "Land" set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the real property on which the the Arbor Facility and the West Point Facility are located.

(c) The legal descriptions of the real property on which the the Arbor Facility and the West Point Facility are located as set forth on Exhibits "A-1" and "A-6" of the Existing Master Lease are hereby deleted.

(d) The definition of "Demised Property" and "Leased Property" set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the real property on which the the Arbor Facility and the West Point Facility are located.

The obligations of Lessee under the Existing Master Lease with respect to the Arbor Facility and the West Point Facility, which, by their terms, survive the termination of the Existing Master Lease, shall survive the termination of the Existing Master Lease as to the Arbor Facility and the West Point Facility.

3. Base Rent; Exhibit C. Exhibit C is hereby amended and restated effective from and after the Effective Date in its entirety by Exhibit C to this Amendment

4. Representations and Warranties of Lessee. Lessee hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the Lease Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Lease Documents, as applicable, by or against it; (iv) the Master Lease has been duly executed and delivered by it; (v) this Master Lease constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (vi) no Event of Default under the Existing Master Lease, as amended hereby, has occurred and is continuing, unless such Event of Default has been specifically waived in writing by Lessor; (vii) all Taxes and Assessments required to be paid by Lessee under the Existing Master Lease as of the date of this Amendment have been paid in full; and (viii) to Lessee's actual knowledge, Lessor has fully performed all of its obligations under the Existing Master Lease through the date of this Amendment, and Lessor is in full compliance with its obligations under the Existing Master Lease.

5. Release. Each of Lessee and it's affiliates joining in this Section hereby releases and forever discharges each of Lessor and its respective successors, assigns, agents, shareholders, directors, officers, employees, parent corporations, subsidiary corporations, affiliated corporations, and affiliates, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description,

2

Third Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 1.27.20

whether known or unknown, absolute, mature, or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct, or indirect or otherwise arising prior to the date hereof; provided, however, that such release and discharge shall not release Landlord for failure to comply with the terms and conditions of the Existing Master Lease relating to the period after the date of this Amendment.

6. Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

7. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

8. Enforceability of Transaction Documents. Except as expressly and specifically set forth herein, the Existing Master Lease remain unmodified and in full force and effect.

9. Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

SIGNATURE PAGES FOLLOW

3

Third Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 1.27.20

Signature Page to
THIRD AMENDMENT TO MASTER LEASE
(OHI – Trillium)

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date first above written.

LESSOR:	WITNESS:
CRETE PLUS FIVE PROPERTY, L.L.C. IOWA LINCOLN COUNTY PROPERTY, L.L.C., MUSCATINE TOLEDO PROPERTIES, L.L.C. AVERY STREET PROPERTY, L.L.C. Each a Delaware limited liability company	Donna Talipan Print: DONNA TALIPAN
By: Megan M. Ames Name: Megan M. Ames Title: Senior Vice President – Operations	Michele M. Reber Print: Michele M. Reber

THE STATE OF MARYLAND)
)
COUNTY OF BALTIMORE)

This instrument was acknowledged before me on the 29th day of January, 2020, by Megan M. Ames, the Senior Vice President – Operations of the above listed limited liability companies, on behalf of said limited liability companies.

Notary Public
Karen L. Compton

KAREN L. COMPTON NOTARY PUBLIC MY COMMISSION EXPIRES 4/12/2021 BALTIMORE COUNTY, MD

Signature Page – Page 1 of 3

Signature Page to
THIRD AMENDMENT TO MASTER LEASE
(OHI – Trillium)

LESSEE:

IANE PROPERTIES I, LLC
IANE PROPERTIES II, LLC
Each a Florida limited liability company

By: [signature]
Name: Richard T. Mason
Title: AUTH. REPRESENTATIVE

WITNESS:

[signature]
Print: Dawn Rogers

[signature]
Print: Ric Penagos

THE STATE OF FL)
)
COUNTY OF Manatee)

This instrument was acknowledged before me on the 31 day of January, 2020, by Richard T. Mason, AUTH. REP., the above listed Florida limited liability company, on behalf of said company.

Notary Public [signature]

DAWN CARAS
Commission # GG 109634
Expires May 30, 2021
Bonded Thru Budget Notary Services

Signature Page – Page 2 of 3

Acknowledgement and Joinder to
THIRD AMENDMENT TO MASTER LEASE
(OHI – Trillium)

The undersigned hereby (i) ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Loan Agreement and the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment, and (ii) join in the release contained in Section 5 as an affiliate of Lessee.

By: [signature]
Name: Richard T. Mason
Title: Auth. Representative

Acknowledgement and Joinder – Page 1 of 3

Acknowledgement and Joinder to
THIRD AMENDMENT TO MASTER LEASE
(OHI – Trillium)

RICH MASON

CHRISTINE MASON

Acknowledgement and Joinder – Page 2 of 3

Acknowledgement and Joinder to
THIRD AMENDMENT TO MASTER LEASE
(OHI – Trillium)

SHAYNE BENCH

SHARI BENCH

Acknowledgement and Joinder – Page 3 of 3

Exhibit C to
THIRD AMENDMENT TO MASTER LEASE
(OHI – Trillium)

Lease Year	Annual Rent	Monthly Rent	
2/1/20 - 3/31/20	963,358.55	481,679.27	* 2months period
4/1/20 - 3/31/21	5,895,754.33	491,312.86	
4/1/21 - 3/31/22	6,013,669.41	501,139.12	
4/1/22 - 3/31/23	6,133,942.80	511,161.90	
4/1/23 - 3/31/24	6,256,621.66	521,385.14	
4/1/24 - 3/31/25	6,381,754.09	531,812.84	
4/1/25 - 3/31/26	6,509,389.17	542,449.10	
4/1/26 - 3/31/27	6,639,576.96	553,298.08	
4/1/27 - 5/31/27	1,128,728.08	564,364.04	* 2months period

Exhibit C – Page 1 of 1

FOURTH AMENDMENT TO MASTER LEASE
(OHI – Trillium)

THIS FOURTH AMENDMENT TO MASTER LEASE ("Lease") is executed and delivered as of this 22nd day of July, 2020 and is entered into by and among CRETE PLUS FIVE PROPERTY, L.L.C., a Delaware limited liability company, IOWA LINCOLN COUNTY PROPERTY, L.L.C., a Delaware limited liability company, MUSCATINE TOLEDO PROPERTIES, L.L.C., a Delaware limited liability company, and AVERY STREET PROPERTY, L.L.C., a Delaware limited liability company (collectively, "Lessor"), and IANE PROPERTIES I, LLC, a Florida limited liability company, and IANE PROPERTIES II, LLC, a Florida limited liability company (together "Lessee").

RECITALS

A. Lessee and Lessor have executed and delivered to each other a Master Lease dated as of May 13, 2015, as amended by a First Amendment to Master Lease dated September 6, 2019, a Second Amendment to Master Lease dated October 7, 2019, and a Third Amendment to Master Lease dated January 31, 2020 (as amended, the "Existing Master Lease") pursuant to which Lessee leases from Lessor certain healthcare facilities.

B. Lessor and Lessee desire to amend the Existing Master Lease to reflect the sale of the Facility commonly known as Crete Manor, 830 East 1st Street, Crete, Nebraska (the "Crete Facility").

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Definitions.

(a) Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b) From and after the date of this Amendment, each reference to the Existing Master Lease in the Existing Master Lease or the documents executed in connection with the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Exclusion of Crete Facility. The following definitions in the Existing Master Lease are hereby amended effective from and after the Effective Date as follows.

(a) The definition of "Facilities" as set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the Crete Facility.

(b) The definition of "Land" set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the real property on which the Crete Facility is located.

1

Fourth Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 7.20.20

(c) The legal descriptions of the real property on which the Crete Facility is located as set forth on Exhibits "A-5" of the Existing Master Lease is hereby deleted.

(d) The definition of "Demised Property" and "Leased Property" set forth in Section 1.1 of the Existing Master Lease is hereby amended to exclude the real property on which the Crete Facility is located.

The obligations of Lessee under the Existing Master Lease with respect to the Crete Facility, which, by their terms, survive the termination of the Existing Master Lease, shall survive the termination of the Existing Master Lease as to the Crete Facility.

3. Base Rent; Exhibit C. Exhibit C is hereby amended and restated effective from and after the Effective Date in its entirety by Exhibit C to this Amendment

4. Representations and Warranties of Lessee. Lessee hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the Lease Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Lease Documents, as applicable, by or against it; (iv) the Master Lease has been duly executed and delivered by it; (v) this Master Lease constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (vi) no Event of Default under the Existing Master Lease, as amended hereby, has occurred and is continuing, unless such Event of Default has been specifically waived in writing by Lessor; (vii) all Taxes and Assessments required to be paid by Lessee under the Existing Master Lease as of the date of this Amendment have been paid in full; and (viii) to Lessee's actual knowledge, Lessor has fully performed all of its obligations under the Existing Master Lease through the date of this Amendment, and Lessor is in full compliance with its obligations under the Existing Master Lease.

5. Release. Each of Lessee and it's affiliates joining in this Section hereby releases and forever discharges each of Lessor and its respective successors, assigns, agents, shareholders, directors, officers, employees, parent corporations, subsidiary corporations, affiliated corporations, and affiliates, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, whether known or unknown, absolute, mature, or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct, or indirect or otherwise arising prior to the date hereof; provided, however, that such release and discharge shall not release Landlord for failure to comply with the terms and conditions of the Existing Master Lease relating to the period after the date of this Amendment.

2

Fourth Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 7.20.20

6. Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

7. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

8. Enforceability of Transaction Documents. Except as expressly and specifically set forth herein, the Existing Master Lease remain unmodified and in full force and effect.

9. Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

SIGNATURE PAGES FOLLOW

3

Fourth Amendment to Consolidated Master Lease (*OHI – Trillium*)
Derwent – 7.20.20

Signature Page to
FOURTH AMENDMENT TO MASTER LEASE
(OHI – Trillium)

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date first above written.

LESSOR:

CRETE PLUS FIVE PROPERTY, L.L.C.
IOWA LINCOLN COUNTY PROPERTY, L.L.C.,
MUSCATINE TOLEDO PROPERTIES, L.L.C.
AVERY STREET PROPERTY, L.L.C.
Each a Delaware limited liability company

By: Megan M. Ames
Name: Megan M. Ames
Title: Senior Vice President – Operations

WITNESS:

Donna Talipan
Print: DONNA TALIPAN

Print: Olivia Brown

THE STATE OF MARYLAND)
)
COUNTY OF BALTIMORE)

This instrument was acknowledged before me on the 22nd day of July, 2020, by Megan M. Ames, the Senior Vice President – Operations of the above listed limited liability companies, on behalf of said limited liability companies.

Notary Public Karen L. Compton

KAREN L. COMPTON
NOTARY PUBLIC
MY COMMISSION EXPIRES 4/12/2021
BALTIMORE COUNTY, MD

Signature Page – Page 1 of 3

Acknowledgement and Joinder to
FOURTH AMENDMENT TO MASTER LEASE
(OHI – Trillium)

The undersigned hereby (i) ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Loan Agreement and the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment, and (ii) join in the release contained in Section 5 as an affiliate of Lessee.

By: [signature]
Name: G. Shayne Bench
Title: Treasurer / Authorized Representative

Acknowledgement and Joinder – Page 1 of 3

Acknowledgement and Joinder to
FOURTH AMENDMENT TO MASTER LEASE
(OHI – Trillium)

RICH MASON

CHRISTINE MASON

Acknowledgement and Joinder – Page 2 of 3

Acknowledgement and Joinder to
FOURTH AMENDMENT TO MASTER LEASE
(OHI – Trillium)

SHAYNE BENCH

SHARI BENCH

Acknowledgement and Joinder – Page 3 of 3

Exhibit C to
FOURTH AMENDMENT TO MASTER LEASE
(OHI – Trillium)

Lease Year	4th Amendment Rent Exhibit		
	Annual Rent	Monthly Rent	
8/1/20 - 3/31/21	3,910,220.38	488,777.55	* 8 months
4/1/21 - 3/31/22	5,982,637.19	498,553.10	
4/1/22 - 3/31/23	6,102,289.93	508,524.16	
4/1/23 - 3/31/24	6,224,335.73	518,694.64	
4/1/24 - 3/31/25	6,348,822.44	529,068.54	
4/1/25 - 3/31/26	6,475,798.89	539,649.91	
4/1/26 - 3/31/27	6,605,314.87	550,442.91	
4/1/27 - 5/31/27	1,122,903.53	561,451.76	* 2 months

Exhibit C – Page 1 of 1